File No. 333-03531
                                                                       811-07585

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]
         Pre-Effective Amendment No. _____                             [ ]
         Post-Effective Amendment No. 7                                [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]
         Amendment No. 8                                               [X]

                                    WWW TRUST
               (Exact name of registrant as specified in charter)

            131 Prosperous Place, Suite 17, Lexington, Kentucky 40509
                    (Address of principal executive offices)

                   Registrant's Telephone Number: 606-263-2204

   Lawrence S. York, 131 Prosperous Place, Suite 17, Lexington, Kentucky 40509
                     (Name and address of agent for service)

                                    Copy to:

                            William G. Strench, Esq.
                           Brown, Todd & Heyburn PLLC
          400 W. Market Street, Suite 3200, Louisville, Kentucky 40202

         It  is  proposed  that  this  filing  will  become   effective   (check
appropriate box):

           X      immediately upon filing pursuant to paragraph (b) of Rule 485.
         ------
         ____     on (date) pursuant to paragraph (b) of Rule 485.
         ____     60 days after filing pursuant to paragraph (a) of Rule 485.
         ____     75 days after filing pursuant to paragraph (a)(2) of Rule 485.

                                                                      PROSPECTUS

                                WWW INTERNET FUND
                            WWW GLOBAL INTERNET FUND

                                                                November 1, 2000

         WWW Internet Fund (the "WWW Internet Fund") and WWW Global Internet Fund (the "WWW Global Internet Fund", and WWW Internet Fund each a "Fund" and collectively, the "Funds") are mutual funds which invest to produce long term growth through capital appreciation. WWW Internet Fund invests primarily in common stock of companies that are designing, developing or manufacturing hardware or software products or services for the Internet. WWW Global Internet Fund invests primarily in common stocks of companies throughout the world involved in these same activities.

         As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS
                                                                       PAGE


WWW Internet Fund Risk/Return Summary....................................3
WWW Global Internet Fund Risk/Return Summary.............................6
Fees and Expenses of the Funds...........................................8
Who Manages the Funds....................................................9
How to Buy Shares.......................................................10
How to Sell Shares......................................................12
Dividends, Distributions and Taxes......................................13
Financial Highlights....................................................15

                                WWW INTERNET FUND
                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

         INVESTMENT OBJECTIVE. WWW Internet Fund is a mutual fund whose investment objective is long term growth through capital appreciation.

         PRINCIPAL INVESTMENT STRATEGIES. WWW Internet Fund will seek to achieve its objective by investing primarily, under normal conditions, at least 70% of its total assets in common stock of domestic companies that are designing, developing or manufacturing hardware or software products or services for the Internet. WWW Internet Fund will strive to achieve a balanced mix of (1) Mature companies (large, established companies that have successfully implemented Internet strategies), (2) Mid-Life companies (companies which have captured a leadership position in an established part of the Internet sector) and (3) Adolescent companies (IPO's and small, growing companies that are experiencing unprecedented valuations and are expected to achieve leadership in emerging market segments of the Internet sector). Generally, WWW Internet Fund will attempt to achieve a balance of its assets invested by investing approximately one-third of such assets in the three above mentioned tiers of companies; however, WWW Internet Fund has the discretion to alter this allocation from time to time as market conditions may warrant. By diversifying among these three tiers of companies, WWW Internet Fund seeks to reduce loss to principal normally associated with investing in the Internet sector, however, this strategy may not reduce the market volatility of share prices that can occur with investing in the Internet sector.

         The Internet is an emerging global communication, information and distribution system. WWW Internet Fund believes that the Internet is the new frontier interlinking computers, telecommunications and broadcast. Consequently, there are opportunities for continued growth in demand for components, products, media, services, and systems to assist, facilitate, enhance, store, process, record, reproduce, retrieve and distribute information, products and services for use by businesses, institutions and consumers. Companies engaged in these efforts are the central focus of WWW Internet Fund. However, older technologies such as telephone, broadcast, cable, print and photography may also be represented when WWW Internet Fund believes that these companies may successfully integrate existing technology with new emerging technologies. Products and services identified for investment include, but are not limited to, servers, routers, search engines, portals, bridges, hubs and switches, network applications, agent software, modems, carriers, firewall and security, e-mail, electronic commerce, video and publishing.
`
         SELECTION OF STOCKS FOR PURCHASE OR SALE. WWW Internet Fund emphasizes a "growth" style of investing. WWW Internet Fund attempts to select fast-growing companies at the right prices. For mature and mid-life companies, extensive research is performed to identify companies based upon their earnings and price/earnings ratios. For adolescent companies, WWW Internet Fund evaluates the company's business plan and ability to generate earnings in a reasonable time frame and compares the company's ongoing progress to that of other Internet companies in the same general business. Among all three tiers of companies, WWW Internet Fund favors Internet companies with proprietary technology (or other barriers to entry by competitors), a dominant market share, a relatively liquid trading market, and strong management with a defined commitment to the Internet.

         In deciding what stocks to sell, WWW Internet Fund considers the factors set forth above as well as other criteria, including (1) excess valuation due to price appreciation; (2) declining revenues or earnings growth;
(3) a change in key management; (4) a loss of market share; and/or (5) the opportunity to offset gains for tax advantages.

         DEFENSIVE POSITIONS. Under normal market conditions, WWW Internet Fund expects to have less than 15% of its assets invested in money market instruments. However, when WWW Internet Fund determines that adverse market conditions exist, WWW Internet Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of this Fund to achieve its investment objective.

PORTFOLIO TURNOVER

         WWW Internet Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and its investment policies may require. A high rate of portfolio turnover in any year will increase brokerage commissions paid by WWW Internet Fund, thus reducing WWW
Internet Fund's total return, and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders.

MAIN RISKS

         GENERAL RISKS. Investing for capital appreciation ordinarily exposes capital to added risk. Shares of WWW Internet Fund are intended for you only if you are able and willing to take such risk. There can be no assurance that WWW Internet Fund's investment objective will be attained. WWW Internet Fund's share price may decline and you could lose money.

         STOCK MARKET RISKS. The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, WWW Internet Fund's share price is likely to decline in value.

         GROWTH STOCK RISKS. There is no assurance that WWW Internet Fund's "growth" style of investing will achieve its desired result. In fact, WWW
Internet Fund may decline in value as a result of emphasizing this style of investing. "Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in WWW Internet Fund's share price.

         SECTOR RISKS. Because of its narrow sector focus, WWW Internet Fund's performance is closely tied to, and affected by, the sector in which it invests. Companies in the same or similar sectors are often faced with the same obstacles, issues or regulatory burdens, and their securities may react similarly and move in unison to these and other market conditions. As a result of these factors, shares of WWW Internet Fund are more volatile than shares of mutual funds which do not have such a narrow sector focus.

         INTERNET SPECIFIC RISKS. Internet and Internet-related companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, many products and services of companies engaged in the Internet and Internet-related activities are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advance. The Internet and Internet-related activities may be subject to greater governmental regulation than many other areas, and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on those areas. Additionally, companies in those areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve. In addition, competitive pressures and changing demand may have a significant effect on the financial condition of Internet and
Internet-related companies. Such companies spend heavily on research and development, as well as sales and marketing, and are especially sensitive to the risk of market acceptance and product obsolescence due to competitive pressures and rapid technological changes.

         SMALLER COMPANY RISKS. Although securities of large and well-established companies in the information technology industries will be held in WWW Internet Fund's portfolio, WWW Internet Fund will also invest in medium, small and new IPO companies which may be subject to greater share price fluctuations and declining growth, particularly in the event of rapid changes in technology and increased competition. Securities of those smaller and less seasoned companies may therefore expose shareholders of WWW Internet Fund to above-average risk.

         ILLIQUID SECURITIES RISKS. WWW Internet Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with WWW Internet Fund's investment objective. Such securities may include securities that are not readily marketable, such as common stocks that are subject to legal or contractual restrictions on resale. As to these securities, WWW Internet Fund is subject to a risk that should WWW Internet Fund desire to sell them when a ready buyer is not available at a price WWW Internet Fund deems representative of their value, the value of WWW Internet Fund's net assets could be adversely affected.

BAR CHART AND PERFORMANCE TABLE

         The bar chart and table shown below provide an indication of the risks of investing in WWW Internet Fund by showing changes in WWW Internet Fund's performance from year to year over the life of WWW Internet Fund and by showing how WWW Internet Fund's average annual returns for a one year period and the life of WWW Internet Fund compare to those of a broad-based securities market index. How WWW Internet Fund has performed in the past is not necessarily an indication of how WWW Internet Fund will perform in the future.

                1997                    0.43%
                1998                   70.58%
                1999                  166.86%

1 The total return of WWW Internet Fund's shares from January 1, 2000 to September 30, 2000 was -19.23%.

         During the life of WWW Internet Fund, the highest return for a quarter was 79.26% (quarter ending December 31, 1999) and the lowest return for a quarter was -17.39% (quarter ending June 30, 2000).

------------------------------------------------------------------------- ------------------------- ------------------------

                      Average Annual Total Returns                                  Past                     Life
               (for the periods ending DECEMBER 31, 1999)                         One Year                 of Fund*
               ------------------------------------------                         --------                 -------

------------------------------------------------------------------------- ------------------------- ------------------------
------------------------------------------------------------------------- ------------------------- ------------------------

WWW INTERNET FUND                                                                  166.86%                  61.64%
------------------------------------------------------------------------- ------------------------- ------------------------
------------------------------------------------------------------------- ------------------------- ------------------------

Standard & Poor's 500 Index                                                        21.04%                   29.57%
------------------------------------------------------------------------- ------------------------- ------------------------

*Since inception date of August 1, 1996.

                            WWW GLOBAL INTERNET FUND
                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

         INVESTMENT OBJECTIVE. WWW Global Internet Fund is a mutual fund whose investment objective is long term growth through capital appreciation. The WWW Global Internet Fund will commence its investment operations no later than January 1, 2001. (See--"How To Buy Shares").

         PRINCIPAL INVESTMENT STRATEGIES. WWW Global Internet Fund will seek to achieve its objective by investing primarily (under normal conditions, at least 70% of its total assets) in common stock of foreign companies and domestic companies that are designing, developing or manufacturing hardware or software products or services for the Internet. WWW Global Internet Fund will strive to achieve a balanced mix of (1) Mature companies (large, established companies that have successfully implemented Internet strategies), (2) Mid-Life companies (companies which have captured a leadership position in an established part of the Internet sector) and (3) Adolescent companies (Recent IPO's and small, growing companies that are experiencing unprecedented valuations and are expected to achieve leadership in emerging market segments of the Internet sector). Generally, WWW Global Internet Fund will attempt to achieve a balance of its assets invested by investing approximately one-third of such assets in the three above mentioned tiers of companies; however, WWW Global Internet Fund has the discretion to alter this allocation from time to time as market conditions may warrant. By diversifying among these three tiers of companies, WWW Global Internet Fund seeks to reduce loss to principal normally associated with investing in the Internet sector, however, this strategy may not reduce the market volatility of share prices that can occur with investing in the Internet sector.

         The Internet is an emerging global communication, information and distribution system. WWW Global Internet Fund believes that the Internet is the new frontier interlinking computers, telecommunications and broadcast that is rapidly spreading around the world. Consequently, there are opportunities for continued growth in demand for components, products, media, services, and systems to assist, facilitate, enhance, store, process, record, reproduce, retrieve and distribute information, products and services for use by businesses, institutions and consumers. Companies throughout the world engaged in these efforts are the central focus of WWW Global Internet Fund. However, older technologies such as telephone, broadcast, cable, print and photography may also be represented when WWW Global Internet Fund believes that these companies may successfully integrate existing technology with new emerging technologies. Products and services identified for investment include, but are not limited to, servers, routers, search engines, portals, bridges, hubs and switches, network applications, agent software, modems, carriers, firewall and security, e-mail, electronic commerce, video and publishing.

         SELECTION OF STOCKS FOR PURCHASE OR SALE. WWW Global Internet Fund emphasizes a "growth" style of investing. WWW Global Internet Fund attempts to select fast-growing foreign and domestic companies at the right prices. For mature and mid-life companies, extensive research is performed to identify companies based upon their earnings and price/earnings ratios. For adolescent companies, WWW Global Internet Fund evaluates the company's business plan and ability to generate earnings in a reasonable time frame and compares the company's ongoing progress to that of other Internet companies in the same general business. Among all three tiers of companies, WWW Global Internet Fund favors Internet companies with proprietary technology (or other barriers to entry by competitors), a dominant market share, a relatively liquid trading market, and strong management with a defined commitment to the Internet.

         In deciding what stocks to sell, WWW Global Internet Fund considers the factors set forth above as well as other criteria, including (1) excess valuation due to price appreciation; (2) declining revenues or earnings growth;
(3) political and economic risks related to foreign countries; (4) a change in key management; (5) a loss of market share; and/or (6) the opportunity to offset gains for tax advantages.

         DEFENSIVE POSITIONS. Under normal market conditions, WWW Global Internet Fund expects to have less than 15% of its assets invested in money market instruments. However, when WWW Global Internet Fund determines that adverse market conditions exist, WWW Global Internet Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of WWW Global Internet Fund to achieve its investment objective.

PORTFOLIO TURNOVER

         WWW Global Internet Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and its investment policies may require. A high rate of portfolio turnover in any year will increase brokerage commissions paid by WWW Global Internet Fund, thus reducing WWW Global Internet Fund's total return, and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders.

MAIN RISKS

         GENERAL RISKS. Investing for capital appreciation ordinarily exposes capital to added risk. Shares of WWW Global Internet Fund are intended for you only if you are able and willing to take such risk. There can be no assurance that WWW Global Internet Fund's investment objective will be attained. WWW Global Internet Fund's share price may decline and you could lose money.

         STOCK MARKET RISKS. The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, WWW Global Internet Fund's share price is likely to decline in value.

         GROWTH STOCK RISKS. There is no assurance that WWW Global Internet Fund's "growth" style of investing will achieve its desired result. In fact, WWW Global Internet Fund may decline in value as a result of emphasizing this style of investing. "Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in WWW Global Internet Fund's share price.

         INTERNET SPECIFIC RISKS. Internet and Internet-related companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, many products and services of companies engaged in the Internet and Internet-related activities are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advance. The Internet and Internet-related activities may be subject to greater governmental regulation than many other areas, and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on those areas. Additionally, companies in those areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve. In addition, competitive pressures and changing demand may have a significant effect on the financial condition of Internet and
Internet-related companies. Such companies spend heavily on research and development, as well as sales and marketing and are especially sensitive to the risk of marketing acceptance and product obsolescence due to competitive pressures and rapid technological changes.

         FOREIGN SECURITIES RISKS. Foreign securities can carry higher returns but involve more risks than those associated with domestic investments. These risks include political and economic instability, fluctuations in foreign currencies, differences in financial reporting standards, withholding or other taxes, trading risks, other operational risks and less stringent investor protection and disclosure standards in some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid, reducing WWW Global Internet Fund's ability to buy and sell shares. Since WWW Global Internet Fund invests in foreign securities, there are different risks than if it invested only in obligations of U.S. corporations. The amount of income available for distribution may be affected by WWW Global Internet Fund's foreign currency gain or losses and certain hedging activities of WWW Global Internet Fund. Foreign markets, especially those in developing countries, are often more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to U.S. issues. In addition, changes in currency exchange rates can reduce or increase market performance.

         SECTOR RISKS. Because of its narrow sector focus, WWW Global Internet Fund's performance is closely tied to, and affected by, the sector in which it invests. Companies in the same or similar sectors are often faced with the same obstacles, issues or regulatory burdens, and their securities may react similarly and move in unison to these and other market conditions. As a result of these factors, shares of WWW Global Internet Fund are more volatile than shares of mutual funds which do not have such a narrow sector focus.

         SMALLER COMPANY RISKS. Although securities of large and well-established companies in the information technology industries will be held in WWW Global Internet Fund's portfolio, WWW Global Internet Fund also will invest in medium, small and/or newly-public companies which may be subject to greater share price fluctuations and declining growth, particularly in the event of rapid changes in technology and/or increased competition. Securities of those smaller and/or less seasoned companies may therefore expose shareholders of WWW Global Internet Fund to above-average risk.

         ILLIQUID SECURITIES RISKS. WWW Global Internet Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with WWW Global Internet Fund's investment objective. Such securities may include securities that are not readily marketable, such as common stocks that are subject to legal or contractual restrictions on resale. As to these securities, WWW Global Internet Fund is subject to a risk that should WWW Global Internet Fund desire to sell them when a ready buyer is not available at a price WWW Global Internet Fund deems representative of their value, the value of WWW Global Internet Fund's net assets could be adversely affected.

BAR CHART AND PERFORMANCE TABLE

         WWW Global Internet Fund became effective November 1, 2000 and, therefore, has no performance history. There will be risks of investing in the WWW Global Internet Fund because returns are expected to vary from year to year. Because WWW Global Internet Fund is new, there is no table which shows how WWW Global Internet Fund's returns compare to the broad market.

                         FEES AND EXPENSES OF THE FUNDS

         This table describes the fees and expenses that you may pay if you buy and hold shares in either of the Funds.


                                                                                                           WWW
                                                                                     WWW                   Global
                                                                                     Internet              Internet
                                                                                     Fund                  Fund

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge
  (Load) Imposed on Purchases (as a percentage
    of offering price)                                                               None                  None
  Redemption Fee (as a percentage of the amount subject to charge)                   1.00%(1)              1.00%(1)
    (payable only if shares are redeemed within one year of purchase)


ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                                                    1.50%(2)(3)           1.00%(4)
  Distribution and Service (12b-1) Fees                                               0.50%                0.50%
  Other Expenses                                                                     0.51%                 1.00%(5)
  Total Annual Fund Operating Expenses                                               2.51%                 2.50%(6)

(1)      In addition, a fee of $15.00 is charged for each wire redemption.

(2) WWW Internet Fund has undertaken, until such time as it gives investors 60 days' notice to the contrary, to waive its investment advisory fee to the extent Total Annual Fund Operating Expenses (other than interest, taxes, brokerage fees and extraordinary items) exceed 2.50%, except that the amount of such obligation will not exceed the amount of fees received by WWW Internet Fund for the applicable period. Such waiver was made for WWW Internet Fund for the fiscal year ended June 30, 2000. Figures in the above table do not take such fee waiver into account. With such waiver, for such fiscal year, Management Fees for WWW Internet Fund were 1.48%, Distribution (12b-1) Fees were .50%, Other Expenses of WWW Internet Fund were 0.51% and Total Annual Fund Operating Expenses of WWW Internet Fund were 2.49%.

(3) The Management Fee is payable at an annual rate equal to 1% of each of the Fund's average daily net assets, subject to increase or decrease by up to 0.50% annually depending on such Fund's performance. See "Management Services."

(4) The Management Fee is based on estimated amounts for the current fiscal year.

(5)      Other Expenses are based on estimated amounts for the current fiscal year.

(6) Total Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

         EXAMPLES: THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUNDS WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

         THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN A FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT SUCH FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:
------------------------------ ---------------------- --------------------- ----

                                      1 YEAR*               3 YEARS*              5 YEARS*                10 YEARS*
                                      ------                --------              -------                 ---------

------------------------------ ---------------------- --------------------- --------------------- --------------------------
------------------------------ ---------------------- --------------------- --------------------- --------------------------

      WWW INTERNET FUND                $263                   $809                 $1,381                  $2,934
------------------------------ ---------------------- --------------------- --------------------- --------------------------
------------------------------ ---------------------- --------------------- --------------------- --------------------------

  WWW GLOBAL INTERNET FUND             $263                   $806                 $1,376                  $2,924
------------------------------ ---------------------- --------------------- --------------------- --------------------------

* The above figures do not take into account the management fee waiver described above. Taking such waiver into account, you would pay the following expenses for WWW Internet Fund: 1 year - $261; 3 years - $803; 5 years - $1,371; and 10 years - $2,913.

                              WHO MANAGES THE FUNDS

         THE MANAGER. WWW Advisors, Inc. (the "Manager") manages the investments of each Fund and is responsible for the overall management of the business affairs of each Fund.

         The Manager was founded in April 1996 by Lawrence S. York and James D. Greene. Mr. York, the Chairman of the Board and President of the Trust, is the President of the Manager and owns 73% of its outstanding shares. Since 1991, Mr. York also has been President of Capital Advisors Group, Inc. a financial planning and investment advisory firm. Mr. York and these companies provide investment management advice to individual, business and institutional accounts having an aggregate value of more than $150 million. Mr. York is lead portfolio manager of each Fund, responsible for fundamental financial research and stock selection. Mr. York holds a B.A. degree from Berea College and an M.B.A. degree from the University of Kentucky.

         Mr. Greene, the Vice President and Treasurer of the Trust, is the Executive Senior Vice President of the Manager and owns 6% of its outstanding shares. Currently, Mr. Greene serves as Senior Strategy Consultant for i2 Technologies. From 1997 to 2000, Mr. Greene was a Senior Product Manager for NCR Corp., a manufacturer of retail point-of-sale systems. From 1991 to 1997, he was a marketing strategist with Lexmark International, Inc., a manufacturer of network personal computer and office electronics, and previously held marketing and strategist positions with other computer companies such as Tandy, Computerland and Texas Instruments. Mr. Greene is a consulting adviser to Lawrence York, and provides technology assessments and identifies promising Internet technology trends of significance to the Funds. Mr. Greene holds a B.A. degree from the University of Kentucky.

         MANAGEMENT FEES. Under the terms of the Management Agreement, each Fund has agreed to pay the Manager a base monthly management fee at the annual rate of 1.00% of such Fund's average daily net assets (the "Base Fee") which will be adjusted monthly (the "Monthly Performance Adjustment") depending on the extent by which the investment performance of such Fund, after expenses, exceeded or was exceeded by the percentage change of the Applicable Index. With respect to WWW Internet Fund, the "Applicable Index" is the S&P 500 Index; with respect to WWW Global Internet Fund, the "Applicable Index" is the EAFE Index. Under terms of the Management Agreement, the monthly performance adjustment may increase or decrease the total management fee payable to the Manager (the "Total Management Fee") by up to .50% per year of the value of each Fund's average daily net assets.

         The monthly Total Management Fee is calculated as follows: (a) one-twelfth of 1.0% annual Base Fee rate (0.083%) is applied to a Fund's average daily net assets over the most recent calendar month, giving a dollar amount which is the Base Fee for that month; (b) one-twelfth of the applicable performance adjustment rate from the table below is applied to a Fund's average daily net assets over the most recent calendar month, giving a dollar amount which is the Monthly Performance Adjustment; and (c) the Monthly Performance Adjustment is then added to or subtracted from the Base Fee and the result is the amount payable by a Fund to the Manager as the Total Management Fee for that month.

         The full range of Total Management Fee on an annualized basis is as follows:

                                                                                                    Performance
PERCENTAGE POINT DIFFERENCE BETWEEN FUND PERFORMANCE (NET OF EXPENSES                     BASE      ADJUSTMENT      TOTAL
INCLUDING ADVISORY FEES) AND PERCENTAGE CHANGE IN THE APPLICABLE INDEX                   Fee(%)       Rate(%)      Fee(%)
----------------------------------------------------------------------                   ------       -------      ------

+3.00 percentage points or more                                                            1%          .50%         1.50%
+2.75 percentage points or more but less than +3.00 percentage  points                     1%          .40%         1.40%
+2.50 percentage points or more but less than +2.75 percentage  points                     1%          .30%         1.30%
+2.25 percentage points or more but less than +2.50 percentage  points                     1%          .20%         1.20%
+2.00 percentage points or more but less than +2.25 percentage  points                     1%          .10%         1.10%
Less than +2.00 percentage points but more than -2.00 percentage points                    1%            0%         1.00%
-2.00 percentage points or less but more than -2.25 percentage points                      1%         -.10%          .90%
-2.25 percentage points or less but more than -2.50 percentage points                      1%         -.20%          .80%
-2.50 percentage points or less but more than -2.75 percentage points                      1%         -.30%          .70%
-2.75 percentage points or less but more than -3.00 percentage points                      1%         -.40%          .60%
-3.00 percentage points or less                                                            1%         -.50%          .50%

The period over which performance is measured is a rolling twelve-month period and the performance of the Applicable Index is calculated as the sum of the change in the level of the Applicable Index during the period, plus the value of any dividends or distributions made by the companies whose securities comprise the Applicable Index. No Monthly Performance Adjustment will be made during the first 12 months of operation of WWW Global Internet Fund.

         Because the maximum Monthly Performance Adjustment for a Fund applies whenever such Fund's performance exceeds the Applicable Index by 3.00% or more, the Manager could receive a maximum Monthly Performance Adjustment even if the performance of the Fund is negative.

         FEE WAIVER. The Manager has undertaken, until such time as it gives investors 60 days' notice to the contrary, to waive its Management Fee in the amount, if any, by which the total expenses of a Fund for any fiscal year, including amortization of organizational expenses and amounts paid by a Fund under the Plan (but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses), exceed 2.50% of average annual net assets of a Fund, except that the amount of such fee waiver shall not exceed the amount of fees received by the Manager under the Management Agreement for such fiscal year. The fee waiver, if any, is subject to year-end adjustment. The Manager fee waiver for the years ended June 30, 2000 and 1999 were $17,367 and $142,977 respectively.

         In addition, in prior years the Manager voluntarily reimbursed WWW Internet Fund for all other operating expenses to the extent that total operating expenses would have exceeded 2.50%. Due to the growth of the Fund, such reimbursement was not necessary for the year ended June 30, 1999 and it is not anticipated that it will be necessary to reimburse for the current fiscal year. The Manager, in its discretion, may make such reimbursements in the future if total operating expenses of a Fund would otherwise exceed 2.50%. If such reimbursements are made, they may be discontinued at any time without notice.

         DISTRIBUTION AND SHAREHOLDER SERVICING PLAN. Under a plan adopted by the Funds' Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), each Fund pays the Manager a shareholder servicing and distribution fee at the annual rate of 0.50% of the average daily net assets of such Fund. Such fee will be used in its entirety by the Manager to make payments for administration, shareholder services, marketing and distribution assistance.
Under the Plan, any fees not expended during the Funds' fiscal year will be rolled over into the following fiscal year. Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                HOW TO BUY SHARES

         GENERAL. By this Prospectus, each Fund is offering shares. Investments paid into the WWW Global Internet Fund will be held in a non-interest bearing account pending commencement of the WWW Global Internet Fund investment operations. It is anticipated that the WWW Global Internet Fund will commence its investment operations prior to January 1, 2001. Therefore, until such time as the WWW Global Internet Fund investment operations begin, the value of your investment in WWW Global Internet Fund will remain the same. Upon commencement of the WWW Global Internet Fund investment operations, investors will be notified.

         The minimum initial investment for each of the Funds is $2,000. Subsequent investments ordinarily must be at least $100. A Fund reserves the right to reject any purchase order. A Fund reserves the right to vary or waive the initial and subsequent investment minimum requirements at any time.

         The purchase price of a share of a Fund is the net asset value of a share (as defined in "Net Asset Value" below). The initial offering price for shares of the WWW Global Internet Fund is $10.00.

         Purchase orders received in proper form by WWW Trust or a Processing Organization (See--"Purchases through Processing Organizations") before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on any day a Fund calculates its net asset value are priced based upon the net asset value determined on that date. Purchase orders received in proper form after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next determined.

         Shareholders receive a confirmation of their share purchases and quarterly statements of their accounts.

         In order to reduce mailing costs, the Funds have adopted the following mail policy:

-Duplicate        mailings of prospectuses,  annual and semi-annual reports will
                  be   eliminated   to  multiple   accounts   listing  the  same
                  recordholder even if different addresses are listed.

                  - Duplicate mailings of annual and semi-annual reports will be eliminated to shareholders holding as joint tenants or tenants in common and having the same address.

                  - Shareholders may receive duplicate mailings by contacting us toll-free at (888) 263-2204, or by writing to us at 131 Prosperous Place, Suite 17, Lexington, Kentucky 40509.

         INITIAL PURCHASE.

         BY MAIL--You may purchase shares of a Fund by completing and signing the application form which accompanies this Prospectus and mailing it, in proper form, together with a check (subject to the above minimum amounts) made payable to WWW Trust and sent to the address listed below. If you prefer overnight delivery, use the overnight address listed below.

         U.S. MAIL:      WWW Trust                                OVERNIGHT:        WWW Trust
                         P.O. Box 55089                                             131 Prosperous Place
                         Lexington, Kentucky 40555                                  Suite 17
                                                                                    Lexington, Kentucky 40509-1804



         BY WIRE--You may also purchase shares of a Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must call American Data Services, Inc., the Transfer Agent for the Funds, at (888) 999-8331 to set up your account and obtain an account number. You should be prepared to provide the information on the application form to the Transfer Agent. Then, you should provide your bank with the following information for purposes of wiring your investment:

         Firstar Bank, N.A. Cinti/Trust
         ABA #0420-0001-3
         Attn: WWW Trust (INSERT THE NAME OF A FUND OR BOTH FUNDS AND SPECIFY
                THE AMOUNT INVESTED PER FUND)
         D.D.A. # 485777098
         Account Name       (write in your account registration name)
         For the Account #  (write in your account # assigned by Transfer Agent)

         You are required to mail a signed application to the Transfer Agent at the following address in order to complete your initial purchase by wire:

         WWW Trust
         c/o American Data Services, Inc.
         150 Motor Parkway, Suite 109
         Hauppauge, New York 11788

Wire orders will be accepted only on a day on which a Fund and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of WWW Trust or the Transfer Agent. The custodian may charge shareholders for the receipt of wired funds.

         ADDITIONAL INVESTMENTS. You may purchase additional shares of WWW Internet Fund or WWW Global Internet Fund at any time (minimum of $100) by mail or wire. Each additional mail purchase request must contain the additional investment portion of your shareholder statement or a letter containing your name, the name of your account, your account number and the name of the Fund. Checks should be made payable to WWW Trust and should be sent to the address as set forth above under "Initial Purchase--By Mail". A bank wire should be sent as set forth above under "Initial Purchase--By Wire".

         PURCHASES THROUGH PROCESSING ORGANIZATIONS. Shares of WWW Internet Fund or WWW Global Internet Fund may also be purchased through "Processing Organizations," which are a third-party plan administrator, broker-dealer, bank or other financial institution that purchases shares for its customers and may designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. When shares are purchased this way, the Processing Organization, rather than its customer, may be the shareholder of record of the shares. Such shares may be transferred into the investor's name following procedures established by the Processing Organization and the Transfer Agent. The minimum initial and subsequent investments in WWW Internet Fund or WWW Global Internet Fund for shareholders who invest through a Processing Organization generally will be set by the Processing Organization. Processing Organizations may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholder of record of their shares. Certain Processing Organizations may receive compensation from the Manager pursuant to the Funds' Distribution and Shareholder Servicing Plan. An investor contemplating investing with WWW Internet Fund or WWW Global Internet Fund through a Processing Organization should read materials provided by the Processing Organization in conjunction with this Prospectus.

         TAX SHELTERED RETIREMENT PLANS. Since each Fund is oriented to longer term investments, shares of each Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans
(IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Manager for the procedure to open an IRA or SEP plan. For more specific information regarding these retirement plan options, consult with your tax advisor. Custodial fees and other processing fees for an IRA will be paid by the shareholder by redemption of sufficient shares of a Fund from the IRA account unless the fees are paid directly to the IRA custodian (Firstar Bank, N.A.). You can obtain information about IRA fees charged by the IRA custodian by calling the Manager at (888) 263-2204.

         SYSTEMATIC INVESTMENT PLAN. The Systematic Investment Plan permits investors to purchase shares of a Fund (minimum initial investment of $1,000 and minimum subsequent investments of $50 per transaction) at regular intervals. Provided the investor's bank or other financial institution allows automatic withdrawals, shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased once a month, on or about the twentieth day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Investment Plan should call the Manager at (888) 263-2204 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets. Since the Systematic Investment Plan involves the continuous investment in a Fund regardless of fluctuating price levels of such Fund's shares, investors should consider their financial ability to continue to purchase through periods of low price levels. A Fund may modify or terminate the Systematic Investment Plan at any time. Each Fund charges a $5.00 set-up fee for enrolling an investor in the Systematic Investment Plan, which must be sent to such Fund together with the initial minimum investment. If this fee is not sent, it may be deducted from the shareholder's account.

         NET ASSET VALUE. Shares of each Fund are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of a Fund is computed by dividing the value of such Fund's net assets by the total number of shares of the Fund outstanding. A Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Trust's Board of Trustees.

         ADDITIONAL INFORMATION. Federal regulations require that investors provide a certified Taxpayer Identification Number (a "TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes." Failure to furnish a certified TIN to a Fund could subject the investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

         The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Transfer Agent of the Funds for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Funds. If your check or wire does not clear, you will be responsible for any loss incurred by a Fund. If you are already a shareholder, a Fund can redeem shares from any identically registered account in such Fund as reimbursement for any loss incurred and you may be prohibited or restricted from making future purchases in such Fund.

                               HOW TO SELL SHARES

         GENERAL. Investors may request redemption of Fund shares at any time. Redemption requests may be made as described below. When a request is received in proper form, a Fund will redeem the shares at the next determined net asset value.

         Each Fund ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, but a Fund may take up to seven days to process redemptions if making sooner payment would adversely affect a Fund. However, if an investor has purchased Fund shares by check and subsequently submits a redemption request, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. This procedure does not apply to shares purchased by wire payment.

         Redemptions may be suspended or payment dates postponed when the New York Stock Exchange ("NYSE") is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

         Redemption proceeds may be paid in securities or other assets rather than in cash if the Board of Trustees determines it is in the best interest of a Fund.

         Each Fund reserves the right to redeem investor accounts at its option upon not less than 60 days' written notice if the account's net asset value is $2,000 or less, for reasons other than market conditions, and remains so during the notice period.

         EXCHANGING SHARES. You may exchange shares of the same class between the Funds. In making an exchange, you must meet minimum purchase requirements for the Fund that you purchase by exchange. If you are exchanging into shares of a Fund with a higher sales charge, you must pay the difference at the time of the exchange. A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss. Before making an exchange request, read the prospectus of the Fund you wish to purchase by exchange. You can obtain a prospectus for any Fund by contacting the Fund Manager at 1-888-263-2204.

         CONTINGENT REDEMPTION FEE. Except in circumstances described below, a redemption fee of 1% payable to and retained by a Fund is imposed on any redemption of shares within one year of the date of purchase. The 1% fee is imposed on the net asset value of the redeemed shares at the time of purchase. This fee is designed to offset the market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

         No redemption fee will be imposed on the exchange of shares between Funds. No redemption fee will be imposed on shares acquired through reinvestment of dividends or capital gain distributions or on increases in the net asset value of an investor's shares above the net asset value at the time of purchase. With respect only to shares of WWW Internet Fund purchased before October 31, 1999, if the aggregate value of shares redeemed has declined below their original cost as a result of WWW Internet Fund's performance, the applicable redemption fee will be applied to the then-current net asset value rather than the purchase price.

         In determining whether a redemption fee is applicable to a redemption, the calculation will be made in a manner that results the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of shares above the total amount of payments for the purchase of shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

         REDEMPTION AND EXCHANGE PROCEDURES. Shareholders who wish to redeem or exchange shares must do so through the Transfer
Agent by mail or telephone.

         BY MAIL--Redemption and exchange requests by mail must include your letter of instruction (including the Fund's name, account number, account name(s), address and the dollar amount or number of shares you wish to redeem or exchange) and should be addressed to:

         WWW Trust
         c/o American Data Services, Inc.
         150 Motor Parkway, Suite 109
         Hauppauge, New York 11788

         Written redemption and exchange instructions must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. All signatures must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Stock Exchange Medallion Program and the Securities Transfer Agents Medallion Program ("STAMP"). Such guarantees must be signed by an authorized signatory thereof with "Signature Guaranteed" appearing with the shareholder's signature. Signature-guarantees may not be provided by notaries public. Redemption and exchange requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Investors may obtain from a Fund or the Transfer Agent forms of resolutions and other documentation which have been prepared in advance to assist compliance with such Fund's procedures. Any questions with respect to signature guarantees should be directed to the Transfer Agent by calling (888) 999-8331.

         BY TELEPHONE--Shareholders that have elected the telephone redemption option on the shareholder application form may make a telephone redemption or exchange request by calling the Transfer Agent at (888) 999-8331. The Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or such Fund may be liable for any losses due to unauthorized or fraudulent instructions. A Fund and the Transfer Agent will not be liable for following telephone instructions reasonably believed to be genuine.

         During times of drastic economic or market conditions, investors may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, investors should consider using the other redemption and exchange procedures described herein. Use of these other redemption and exchange procedures may result in the redemption or exchange request being processed at a later time than it would have been if telephone redemption or exchange had been used. During the delay, a Fund's net asset value may fluctuate.

         ADDITIONAL INFORMATION ABOUT REDEMPTIONS. A shareholder may have redemption proceeds of $500 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $15.00 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the Transfer Agent at
(888) 999-8331.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         Each Fund declares and pays any dividends at least annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

         In addition, each Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments when completing the application at time of purchase.

         If you purchase shares just before a Fund declares a dividend or capital gain distribution, you may receive a taxable distribution (with a corresponding reduction in the net asset value of your shares), whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

         Each Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in a Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

         Redemptions and exchanges of shares are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

         From time to time, reference may be made in advertising or promotional material to performance information, including mutual fund rankings, prepared by Morningstar, Inc., Lipper Analytical Service, Inc., The Wall Street Journal and other independent reporting services which monitor the performance of mutual funds. In calculating the total return of a Fund's shares, these analyses generally assume investment of all dividends and distributions paid. A Fund may also refer in advertisements or in other promotional material to articles, comments listings and columns in the financial press pertaining to such Fund's performance.

         FOR THE YEAR ENDED JUNE 30, 2000, WWW INTERNET FUND HAD A TOTAL RETURN OF 63.56%. FOR THE LIFE OF WWW INTERNET FUND (AUGUST 1, 1996 THROUGH JUNE 30,
2000), WWW INTERNET FUND HAS HAD AN AVERAGE ANNUAL TOTAL RETURN OF 46.87%.

                     WWW INTERNET FUND FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand WWW Internet Fund's financial performance for the period of WWW Internet Fund's operations. Certain information reflects financial results for a single WWW Internet Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in WWW Internet Fund (assuming reinvestment of all dividends and distributions). The information with respect to the fiscal years ended June 30, 2000, 1999 and 1998 has been audited by Berge & Company, Ltd., whose report, along with WWW Internet Fund's financial statements, are included in the SAI, which is available upon request.

                                            FISCAL YEAR            Fiscal Year            Fiscal Year             Period
                                             ENDED                    Ended                  Ended                 Ended
                                            JUNE 30, 2000         June 30, 1999          June 30, 1998        June 30, 1997**
                                            -------------         -------------          -------------        -------------

Net Asset Value, Beginning of Period              $22.64            $10.95                  $10.99               $10.00
Income from Investment Operations
Net Investment Income (Loss)                       (0.52)            (0.37)                  (0.21)               (0.16)
Net Gains or Losses on Securities                  14.91             12.39                    1.70                 1.36
  (realized or unrealized)                         -----             -------                ------               ------
Total from Investment Operations                   14.39             12.02                    1.49                 1.20
                                                   -----             -------                  ----                 ----
Less Distributions
Distributions (from capital gains)                 (0.40)            (0.33)                  (1.53)               (0.21)
                                                   ------            ------                  ------               ------
Net Asset Value, End of Period                    $36.63            $22.64                  $10.95               $10.99
                                                  ======            =======                 =======              =======
Total Return                                       63.56%           112.01%                  15.96%               13.08%
                                                   ======           =======                  ======               ======

Ratios/Supplemental Data
Net Assets, End of Period (Thousands)            $102,226          $33,318                   $2,628               $1,472
Ratio of Expenses to Average Net Assets
  (before fee waiver and expense reimbursement)     2.51%             3.65%                   5.10%                7.23%*
Ratio of Expenses to Average Net Assets
  (after fee waiver and expense reimbursement)      2.49%             2.50%                   2.50%                2.50%*
Ratio of Net Income (Loss) to
  Average Net Assets (before fee
  waiver and expense reimbursement)                (2.13%)           (3.07%)                 (4.47%)              (1.62%)*
Ratio of Net Income (Loss) to Average Net Assets
  (after fee waiver and expense reimbursement)     (2.11%)           (1.90%)                 (1.89%)              (0.62%)*
Portfolio Turnover Rate                           229.28%            48.03%                  70.52%              109.52%

*  Annualized
** From inception (August 1, 1996)


Notes to Financial Statements appear in the Statement of Additional Information.


         A Statement of Additional Information (SAI) dated November 1, 2000 is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge and to make shareholder inquiries, call the Fund Manager at 1-888-263-2204.

         Information about each Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Reports and other information about each Fund are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov. You can call (202) 942-8090 for information on the Public Reference Room's operations and copying charges.

  INVESTMENT MANAGER
  WWW Advisors, Inc.
  131 Prosperous Place, Suite 17
  Lexington, KY  40509

  SHAREHOLDER SERVICING,
  DIVIDEND DISBURSING AND
  TRANSFER AGENT
  American Data Services, Inc.
  150 Motor Parkway, Suite 109
  Hauppauge, NY  11788

  PORTFOLIO SECURITIES CUSTODIAN
  Firstar Bank, N.A.
  425 Walnut Street
  Cincinnati, OH  45201

  LEGAL COUNSEL
  Brown, Todd & Heyburn  PLLC
  400 West Market, 32nd Floor
  Louisville, KY  40202-3363

  INDEPENDENT AUDITORS
  Berge & Company LTD
  20 West Ninth Street
  Cincinnati, OH  45202

  EXISTING ACCOUNTS AND REDEMPTIONS ONLY
  (888) 999-8331

  LITERATURE REQUESTS AND NEW ACCOUNTS
  SECURITIES DEALERS AND
  FINANCIAL INSTITUTIONS
  (888) 263-2204


  Investment Company Act File No. 811-07585

[LOGO]                            WWW TRUST
                              ACCOUNT APPLICATION



                                                    MAIL TO: WWW TRUST
If you need assistance in completing this                    P.O. BOX  55089
application, please call 1-888-263-2204.                     LEXINGTON, KY 40555

 1. YOUR WWW TRUST ACCOUNT REGISTRATION                      (PLEASE PRINT)
    (CHECK ONLY ONE BOX AND COMPLETE ONLY ONE REGISTRATION TYPE.)


|_| INDIVIDUAL
    OR
    JOINT TENANT*

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Owner's First Name            Initial        Last Name       |__| MR.   |__| MS.


|__|__|__| - |__|__| - |__|__|__|__|       |__|__| - |__|__| - |__|__|
Owner's Social Security Number             Date of Birth
(Used for tax reporting)


|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Owner's First Name            Initial        Last Name       |__| MR.   |__| MS.

*The account will be registered "Joint Tenants with Rights of Survivorship", unless you check a box below.

|__| Tenants in Common  |__| Tenants by Entirety  |__| Community Property





|_| GIFT/TRANSFER
    TO A MINOR

 |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
 Custodian's First Name        Initial        Last Name     |__| MR.   |__| MS.

 |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
 Minor's First Name            Initial        Last Name

 |__|__|__| - |__|__| - |__|__|__|__|    |__|__| - |__|__| - |__|__|   |__|__|
 Minor's Social Security Number          Minor's Date of Birth         State of
                                                                       Residence

|_| TRUST

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|___|__|__|__|__|__|__|__|__|__|
 Name of Trustee                                             |__| MR.   |__| MS.

 |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
 For the Benefit of (Name of Trust)

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
 Name of Trustee                                             |__| MR.   |__| MS.

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
 Name of Trustee                                             |__| MR.   |__| MS.


|__|__| - |__|__|__|__|__|__|__|             |__|__| - |__|__| - |__|__|
Trust's Taxpayer Identification Number       Date of Trust Agreement



|_| CORPORATION,
    PARTNERSHIP
    OR OTHER
    ENTITY

CHECK ONE:
|__| Corporation  |__| Partnership   |__| Other     |__|__|-|__|__|__|__|__|__|
                                                  Taxpayer Identification Number

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Name of Corporation, Partnership, Other Business Entity or Organization

CORPORATE RESOLUTION
--------------------
To authorize corporate account transactions, corporations must complete the Corporate Resolution below, or attach a certified copy of a comparable resolution in a format acceptable to WWW Trust.

Be it resolved that the President ____________________________________________,
Vice President _______________________________________________________________,
Treasurer ________________________________________________________________, and
_____________________________________________________ or any one of them acting
(Name and Title)
individually, is / are hereby authorized to sell, transfer and / or deliver any and all Fund shares, now or hereafter registered in the name of this Corporation. I, ______________________________, Secretary of
_______________________________, hereby certify that the foregoing is a true and complete copy of a resolution duly adopted by the Board of Directors of the said Corporation at a meeting held on the ______ day of ______________, 19_____, at which a quorum was present and voting throughout and that same has not been repealed or amended, and remains in full force and effect and does not conflict with the by-laws of said Corporation.

_______________________________________          ________________________
Secretary                                        Date

2. YOUR MAILING ADDRESS OF RECORD               (PLEASE PRINT)


|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__||__|__|__|__|__|__|__|__|
Street Address

|__|__|__|__|__|__|__|__|__|__|__|   |__|__|   |__||__|__|__|__ - |__|__|__|__|
City                                  State    Zip

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__||__|__|__|__|__|__|__|__|
Country of Residence for          Province       Foreign Routing or Postal Code
Mailing Outside of the U.S.

__________________________________   |__|__|__|__|__|__|__|__|__|__|__|__|__|__|
E-Mail Address                       Home Phone Number

|__|__|__|__|__|__|__|__|__|__|     |__|__|__|__|__|__|__|__|
Work Phone Number                   Fax Phone Number


3. ACCOUNT STATUS                               (CHECK ONLY ONE BOX)


NOTE: IRA AND RETIREMENT ACCOUNTS REQUIRE BOTH THIS APPLICATION AND THE
              APPROPRIATE IRA OR RETIREMENT PLAN APPLICATION.

       CALL 1-888-263-2204 TO OBTAIN AN IRA OR RETIREMENT PLAN APPLICATION

|_|   Regular Investment Account. (Minimum initial investment $2,000)*

|_|   Traditional IRA Account. (Minimum initial investment $2,000)*

|_|   Roth IRA Account.  (Minimum initial investment $2,000)*

|_|   SEP Retirement Account.  (Minimum initial investment $2,000)*


* $1,000 MINIMUM IF PARTICIPATING IN THE SYSTEMATIC INVESTMENT PLAN.

4. SYSTEMATIC INVESTMENT PLAN           (CHECK ONLY ONE BOX)
a $5.00 SET UP FEE IS REQUIRED TO OPEN ALL SYSTEMATIC INVESTMENT ACCOUNTS (SEE THE PROSPECTUS)


The Systematic Investment Plan is a service available to shareholders of WWW Trust for making regular systemic purchases of WWW Trust, allowing for dollar cost averaging. On or about the 20th day of each month, WWW Trust's Transfer Agent can arrange for the amount of money you specify ($50 minimum per draft) to be deducted from your checking or savings account and used to purchase shares of WWW Trust. You will receive a confirmation from WWW Trust's Transfer Agent reflecting each purchase, and your bank or financial institution statement will reflect the amount of the draft.

|_| YES, I wish to participate in the Systematic Investment Plan and authorize WWW Trust to withdraw the amount indicated below ($50 minimum per draft) from my checking or savings account at the bank or financial institution shown below on or about the 20th day of each month and invest this amount in shares of WWW Trust.

PLEASE WITHDRAW $_________ ($50 MINIMUM) FROM MY __ CHECKING ACCOUNT __ SAVINGS ACCOUNT AND INVEST SAID AMOUNT AS FOLLOWS:

|_| WWW INTERNET FUND.  In the amount of  $_______________  ($25 minimum)

|_| WWW GLOBAL FUND.    In the amount of  $_______________  ($25 minimum)

I understand that my ACH debit will be dated on or about the 20th day of each month. I agree that if such debit is not honored upon presentation, the Transfer Agent may discontinue this service and any share purchase made upon deposit of such debit may be cancelled. I further agree that if the net asset value of the shares purchased with such debit is less when said purchase is cancelled than when the purchase was made, the Transfer Agent shall be authorized to liquidate other shares or fractions thereof held in my account to make up any deficiency. If for any reason the debit is not honored upon presentation, a $20 dishonored debit charge will be made against my account. This Systematic Investment Plan may be discontinued by WWW Trust upon 30-days written notice or at any time by the investor by written notice to WWW Trust, in care of the Fund's Transfer Agent, which is received not later than 5 business days prior to the 20th day of the month.

NOTE: Your bank must be able to accept ACH transactions and/or be a member of an ACH association in order for you to use this service. As soon as your bank or financial institution accepts your authorization, debits will be generated and your Systematic Investment Plan started. We can not guarantee acceptance by your bank or financial institution. Please allow one month for processing before the first debit occurs.

BANK OR FINANCIAL INSTITUTION INFORMATION (Systematic Investment Plan):
PLEASE ATTACH A VOIDED CHECK OR SAVINGS DEPOSIT SLIP.

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__||__|__|__|__|__|__|__|__|
Name of Bank or Financial Institution

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__||__|__|__|__|__|__|__|__|
Street Address

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__||__|__|__|__|__|__|__|__|
City                 State             Zip             Bank Routing ID Number
                                                       (9 digit number located
                                                        on lower left of check
                                                        or deposit slip)

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__||__|__|__|__|__|__|__|__|
 Name of Checking or Savings Account Holder             Checking or Savings
                                                          Account Number

|_| NO, I do not wish to participate in the Systematic Investment Plan at this time.

NOTE: Should you fail to complete this section, redemptions will be made upon written instruction only.

|_| TELEPHONE REDEMPTION. Yes, I authorize the Transfer Agent to accept telephone instructions to redeem shares in my WWW Trust account.

|_| WRITTEN REDEMPTION. Shares in my WWW Trust account are to be redeemed by written instructions only. Signature guarantee is required for all written redemption instructions.

--------------------------------------------------------------------------------

NOTE: You may authorize both, the check and wire redemption options. If so, be sure to specify which redemption option you are exercising when placing redemption instructions with the Transfer Agent.

|_| REDEMPTION PAYABLE BY CHECK. U.S. funds will be sent by check via U.S. Mail to the address of record. No minimum is required.

|_| REDEMPTION PAYABLE BY WIRE (ONLY FOR REDEEMED AMOUNTS OF $500 OR MORE). U.S. funds will be sent by wire to the bank or financial institution of record. A $15.00 wire transfer fee will be imposed on your account for each wire redemption transaction.

BANK OR FINANCIAL INSTITUTION OF RECORD:
PLEASE ATTACH A VOIDED CHECK OR SAVINGS DEPOSIT SLIP.

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Name of Bank or Financial Institution

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Street Address

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
City                         State             Zip       Bank Routing ID Number
                                                         (9 digit number located
                                                         on lower left of check
                                                         or deposit slip)

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Name of Checking or Savings Account Holder    Checking or Savings Account Number

REDEMPTIONS MAY BE SUBJECT TO THE 1% CONTINGENT REDEMPTION FEE.

6. DIVIDENDS AND CAPITAL GAINS PAYMENTS                 (CHECK ONLY ONE BOX)

NOTE: Should you fail to complete this section, all dividends and capital gains will be reinvested. Dividends and capital gains payable in cash will be mailed to the address of record.

|_|  Reinvest all dividends and capital gains in the same WWW Trust Fund.

|_|  Pay all dividends and capital gains to me by check.

|_| Pay all dividends by check and reinvest all capital gains in the same WWW Trust Fund.

|_| Pay all capital gains by check and reinvest all dividends in the same WWW Trust Fund.



7. YOUR INVESTMENT

|_| Enclosed is a check payable to the WWW Trust. In the amount of $_____________________

|_| By Wire: Call 1-888-999-8331 to obtain account number and wiring instructions. $__________

     WWW  Trust Account(s)_____________________________ Date of Wire ___________

     Bank or Financial Institution where wire originated  ______________________

YOU MUST INDICATE WHICH FUND(S) AND THE INVESTMENT AMOUNT(S).

|_|  WWW INTERNET FUND. In the amount of $_______________

|_|  WWW GLOBAL FUND. In the amount of $_______________

ANTICIPATED HOLDING PERIOD, ____ 1 YEAR, ____1-3 YEARS, ____ LONG-TERM.

HOW DID YOU LEARN ABOUT US?
|_|      Internet
|_|      TV
|_|      Magazine
|_|      Newspaper
|_|      Radio
|_|      Friend
|_|      Other  ___________________________________________________

8. YOUR ACCOUNT CERTIFICATION AND AUTHORIZATION
   (ALL REGISTERED OWNERS MUST SIGN)

I warrant that I have full authority and, if a natural person, I am of legal age to purchase shares of WWW Trust pursuant to this Account Application, and have received and read a current prospectus for WWW Trust. I agree to all terms and conditions set forth in the prospectus and further agree that this purchase of shares and all future purchases of shares will be subject to the terms and conditions set forth in such prospectus as they are in effect from time to time. I acknowledge that WWW Trust will not be liable for acting upon instructions it believes to be genuine.

WITHHOLDING INFORMATION: I certify under penalties of perjury, that (YOU MUST CHECK ONE BOX)

|_| I AM A U.S. CITIZEN or a resident alien, and that (1) the Taxpayer Identification Number shown in Section 1 is correct or a number has been or soon will be applied for (if a number is not provided to WWW Trust within sixty days, I understand that all payments (including redemptions) are subject to withholding under Federal tax law, until a number is provided)
     (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

|_| I AM NOT A CITIZEN OF THE U.S. OR RESIDENT ALIEN, and have completed and attached U.S. Internal Revenue Service Form W-8 to this Account Application.

MY SIGNATURE BELOW indicates that I have read and understand the foregoing Application. In addition, I certify that the information, which is included within the Application is accurate, including but not limited to the representations contained in the Withholding Information Section of this Application.

If a Corporation or Partnership: I hereby certify that each of the persons listed below has been duly elected, and is now legally holding the office set forth opposite his/her name and has the authority to make this authorization. Please print title below if signing on behalf of a corporation or partnership to establish this account.


--------------------------- -----------------------------      ------------
Signature                   Title                               Date


--------------------------- -----------------------------      ------------
Signature                   Title                              Date

PLEASE MAKE CHECKS PAYABLE TO: WWW Trust. We reserve the right to reject any application or payment.

Please mail your check and application to:

 REGULAR MAIL              OVERNIGHT MAIL
 ------------              ---------------
 WWW Trust                 WWW Trust
 P.O. Box 55089            131 Prosperous Place
 Lexington, KY  40555      Suite 17
                           Lexington, KY  40509-1804

You will receive written confirmation following the establishment of your account.
THANK YOU, FOR INVESTING WITH WWW TRUST.

            WWW TRUST 24 HOUR AUTOMATED INVESTOR LINE 1-888-999-8331

The WWW Trust Investor Line allows you 24-hour toll-free access to your mutual fund account information. A transfer agent is on duty to serve you, Monday through Friday from 8:00 AM until 5:00 PM, EST. Your account information can also be accessed on-line at the WWW Trust website, WWW.WEBFUND.COM. Please have your account numbers and Social Security number handy.


                  Watching the Markets
                  Weighing the Opportunities
                  Working for You!



                        [logo]

                            INVESTING IN THE FASTEST
                               GROWING SEGMENT OF
                                   TECHNOLOGY

                             [WWW.INTERNETFUND.COM]


                                 1-(888)263-2204

                                                              File No. 333-03531

                       STATEMENT OF ADDITIONAL INFORMATION


                                WWW INTERNET FUND
                            WWW GLOBAL INTERNET FUND





                                                                November 1, 2000

         This Statement of Additional Information, which is not a prospectus, expands upon and supplements the information contained in the current Prospectus of WWW Internet Fund and WWW Global Internet Fund (WWW Internet Fund and WWW Global Internet Fund collectively, the "Funds") of WWW Trust (the "Trust") dated November 1, 2000. It should be read in conjunction with the Prospectus, which may be obtained without charge by calling the Manager at (888) 263-2204.

         WWW Advisors, Inc. (the "Manager") is the Funds' investment manager.



                                TABLE OF CONTENTS

                                                                            PAGE

History of the Funds...........................................................2
Investments and Risks--WWW Internet Fund.......................................2
Investments and Risks--WWW Global Internet Fund................................7
Management of the Funds.......................................................13
Ownership of Shares...........................................................15
Investment Advisory and Other Services........................................16
Distribution and Shareholder Servicing Plan...................................17
Calculation of Investment Performance.........................................17
Taxes    .....................................................................18
Portfolio Transactions........................................................19
Valuation.....................................................................20
Code of Ethics................................................................20
Advertising the Fund's Performance............................................20
General Information...........................................................21
Financial Statements.........................................................F-1

                              HISTORY OF THE FUNDS

         WWW Internet Fund and WWW Global Internet Fund (the "Funds") are separate open-end diversified portfolios of WWW Trust (the "Trust") an open-end management investment company. The Trust was organized as a business trust under the laws of the State of Ohio on April 23, 1996.

                              INVESTMENTS AND RISKS

CLASSIFICATION

         The Trust is a diversified, open-end management investment company.

INVESTMENT STRATEGIES AND RISKS - WWW INTERNET FUND

         WWW Internet Fund has an investment objective of obtaining long-term growth through capital appreciation. The principal investment strategies used by WWW Internet Fund to pursue this objective, together with the principal risks of investing in WWW Internet Fund, are described in the Prospectus under the heading "Risk/Return Summary."

         Described below are (i) certain other investment strategies (including strategies to invest in particular types of securities) which are not principal strategies and (ii) the risks of those strategies:

OPTIONS

         WWW Internet Fund may write (sell) "covered" put and call options and buy put and call options, including securities index options. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security at a fixed or determinable price upon exercise of the option. In the case of index options, exercises are settled through the payment of cash rather than the delivery of property. A call option is covered if, for example, WWW Internet Fund owns the underlying security covered by the call or, in the case of a call option on an index, holds securities the price changes of which are expected to substantially correlate with the movement of the index. A put option is covered if, for example, WWW Internet Fund segregates cash or liquid securities with a value equal to the exercise price of the put option.

         WWW Internet Fund may write call options on securities or securities indexes for the purpose of providing a partial hedge against a decline in the value of its portfolio securities. WWW Internet Fund may write put options on securities or securities indexes in order to earn additional income or (in the case of put options written on individual securities) to purchase the underlying security at a price below the current market price. If WWW Internet Fund writes an option which expires unexercised or is closed out by WWW Internet Fund at a profit, it will retain all or part of the premium received for the option, which will increase its gross income. If the price of the underlying security moves adversely to WWW Internet Fund's position, the option may be exercised and WWW Internet Fund will be required to sell or purchase the underlying security at a disadvantageous price, or, in the case of index options, deliver an amount of cash, which loss may only be partially offset by the amount of premium received.

         WWW Internet Fund may also purchase put or call options on securities and securities indexes in order to hedge against changes in interest rates or stock prices which may adversely affect the prices of securities that WWW Internet Fund wants to purchase at a later date, to hedge its existing investments against a decline in value, or to attempt to reduce the risk of missing a market or industry segment advance or decline. In the event that the expected changes in interest rates or stock prices occur, WWW Internet Fund may be able to offset the resulting adverse effect on WWW Internet Fund by exercising or selling the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by WWW Internet Fund upon exercise or liquidation of the option. Unless the price of the underlying security or level of the securities index changes by an amount in excess of the premium paid, the option may expire without value to WWW Internet Fund.

         WWW Internet Fund may also purchase and write options in combination with each other to adjust the risk and return characteristics of certain portfolio security positions. This technique is commonly referred to as a "collar."

         Options purchased or written by WWW Internet Fund may be traded on the national securities exchanges or negotiated with a dealer. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such options and the securities used as "cover" for such options, unless otherwise indicated, would be considered illiquid securities.

         In instances in which WWW Internet Fund has entered into agreements with primary dealers with respect to the over-the-counter options it has written, and such agreements would enable WWW Internet Fund to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, WWW Internet Fund would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the price of the option exceeds the exercise price.

         Options are subject to certain risks, including the risk of imperfect correlation between the option and WWW Internet Fund's other investments and the risk that there may not be a liquid secondary market for the option when WWW Internet Fund seeks to hedge against adverse market movements. This may cause WWW Internet Fund to lose the entire premium on purchased options or reduce its ability to effect closing transactions at favorable prices.

         WWW Internet Fund will not write options if, immediately after such sale, the aggregate value of the securities or obligations underlying the outstanding options exceeds 50% of WWW Internet Fund's total assets. WWW Internet Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for outstanding options will exceed 20% of WWW Internet Fund's total assets.

LENDING PORTFOLIO SECURITIES

         From time to time, WWW Internet Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of the value of WWW Internet Fund's total assets. In connection with such loans, WWW Internet Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. WWW Internet Fund can increase its income through the investment of such collateral. WWW Internet Fund continues to be entitled to payments in amounts equal to the interest, dividends and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. WWW Internet Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with WWW Internet Fund.

BORROWING MONEY

         As a fundamental policy, WWW Internet Fund is permitted to borrow to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's assets. Within such limitation, when the Manager believes that securities prices are depressed and may increase in value, WWW Internet Fund may borrow money from banks for the purpose of increasing the amount of its portfolio investments above 100% of WWW Internet Fund's net assets and may pledge portfolio securities as collateral for such borrowings. The "leverage" created by such borrowing will increase the volatility of the price of WWW Internet Fund's shares by magnifying losses when WWW Internet Fund's portfolio decreases in value and magnifying gains when the portfolio increases in value.

PREFERRED STOCK

         WWW Internet Fund may invest in preferred stocks of companies in the industries described in the Prospectus. The preferred stocks in which WWW Internet Fund may invest will be rated at least investment grade by a nationally recognized statistical rating organization at the time of purchase, but WWW Internet Fund may continue to hold such securities if their rating falls below investment grade after the time of purchase. Securities rated in the lowest investment grade rating may be considered to have speculative characteristics.

CONVERTIBLE SECURITIES

         WWW Internet Fund may invest in convertible securities of companies in the industries described in the Prospectus. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

MONEY MARKET INSTRUMENTS

         WWW Internet Fund may invest, in the circumstances described in the Prospectus under "Risk/Return Summary," in the following types of money market instruments.

         U.S. GOVERNMENT SECURITIES. WWW Internet Fund may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrower from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

         BANK OBLIGATIONS. WWW Internet Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of banks, savings and loan associations and other banking institutions.

         Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

         Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by WWW Internet Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. WWW Internet Fund will not invest more than 15% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

         Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

         REPURCHASE AGREEMENTS. Repurchase agreements involve the acquisition by WWW Internet Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase, and WWW Internet Fund to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by WWW Internet Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by WWW Internet Fund may be delayed or limited.

         COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by WWW Internet Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service Inc. ("Moody's"), A-1 by Standard & Poor's Corporation ("S&P"), F-1 by Fitch Investors Service, Inc. ("Fitch") or Duff-1 by Duff & Phelps, Inc. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by the Manager to be of comparable quality to those rated obligations which may be purchased by WWW Internet Fund. WWW Internet Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.

WARRANTS

         WWW Internet Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. Included in such amount, but not to exceed 2% of the value of WWW Internet Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

FOREIGN SECURITIES

         WWW Internet Fund may invest up to 20% of its assets in securities of foreign issuers directly or through American Depository Receipts ("ADRs"). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company and foreign companies and domestic companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies and domestic companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

SHORT SALES

         Short sales are transactions in which WWW Internet Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, WWW Internet Fund must borrow the security to make delivery to the buyer. WWW Internet Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by WWW Internet Fund.

         Until WWW Internet Fund replaces a borrowed security in connection with a short sale, WWW Internet Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and
(ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the Staff of the Securities and Exchange Commission.

         WWW Internet Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which WWW Internet Fund replaces the borrowed security. WWW Internet Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest WWW Internet Fund may be required to pay in connection with a short sale.

         WWW Internet Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 20% of the value of WWW Internet Fund's net assets. WWW Internet Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of its net assets. WWW Internet Fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 2% of the outstanding securities of that class.

FUND POLICIES - WWW INTERNET FUND

         WWW Internet Fund has adopted the following fundamental investment policies and restrictions. These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of WWW Internet Fund. As defined in the Investment Company Act of 1940 (the "Act"), the "vote of a majority of the outstanding voting securities" means the lesser of the vote of
(a) 67% of the shares of WWW Internet Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of WWW Internet Fund. WWW Internet Fund may not:

         1. Purchase or retain any securities of an issuer if any of the officers or Trustees of WWW Internet Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

         2. Invest in commodities, except that WWW Internet Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on future contracts or indexes.

         3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but WWW Internet Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         4. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures or indexes shall not constitute borrowing.

         5. Make loans to others, exept through the purchase of debt obligations and the entry into repurchase agreements. However, WWW Global Internet Fund may lend its portfolio securities in an amount not te exceed 33 1/3% of value of its total assets.

         6. Act as an underwriter of securities of other issuers, except to the extent WWW Internet Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

         8. Purchase securities on margin, but WWW Internet Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         9. Invest more than 25% of the value of its total assets in any one industry, except that WWW Internet Fund will invest at least 70% of the value of its total assets in securities of companies that are designing, developing or manufacturing hardware or software products or services for the Internet and/or World Wide Web.

         10. Invest in the securities of a company for the purpose of exercising management or control, but WWW Internet Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         12. Purchase, sell or write puts, calls or combinations thereof, except as described in WWW Internet Fund's Prospectus or Statement of Additional Information.

         13. Engage in short sales of securities, except as described in WWW Internet Fund's Prospectus or Statement of Additional Information.

         14. Invest more than 20% of its assets in securities of foreign issuers (whether directly or through American Depository Receipts).

         15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

         16. Purchase securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition, and provided that any such purchase is permitted under the 1940 Act.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

INVESTMENT STRATEGIES AND RISKS - WWW GLOBAL INTERNET FUND

         WWW Global Internet Fund has an investment objective of obtaining long-term growth through capital appreciation. The principal investment strategies used by WWW Global Internet Fund to pursue this objective, together with the principal risks of investing in WWW Global Internet Fund, are described in the Prospectus under the heading "Risk/Return Summary."

         Described below are (i) certain other investment strategies (including strategies to invest in particular types of securities) which are not principal strategies and (ii) the risks of those strategies:

FOREIGN SECURITIES

         WWW Global Internet Fund has an unlimited right to buy securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to buy such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies and domestic companies comparable to the reports and ratings published about companies in the United States. Foreign companies and domestic companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. WWW Global Internet Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies and domestic companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. Furthermore, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protective measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

         WWW Global Internet Fund may be required to obtain prior governmental approval for foreign investments in some countries under certain circumstances. Governments may require approval to invest in certain issuers or industries deemed sensitive to national interests, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation. Individual companies may also limit foreign ownership to prevent, among other things, violation of foreign investment limitations.

         Some foreign investments may risk being subject to repatriation controls that could render such securities illiquid. Other countries might undergo nationalization, expropriation, political changes, governmental regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the investments in those countries. For this reason, funds that invest primarily in the securities of a single country will be greatly impacted by any political, economic or regulatory developments affecting the value of the securities. Additional risks include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

EMERGING MARKETS.

         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict WWW Global Internet Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries. In addition, many countries in which WWW Global Internet Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, WWW Global Internet Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to WWW Global Internet Fund's shareholders.

FOREIGN COMPANIES AND DOMESTIC COMPANIES

         Foreign companies and domestic companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the United States. WWW Global Internet Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

POLITICAL AND ECONOMIC FACTORS

         Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as: growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate in their respective economies to a significant degree, through ownership interest or regulation. Action by these governments could include: restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and the payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

CURRENCY

         Many of WWW Global Internet Fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates may affect the value of what WWW Global Internet Fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO

         On January 1, 1999, the European Monetary Union ("EMU") introduced a new single currency, the euro, which will replace the national currency for participating member countries. Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which WWW Global Internet Fund may hold in its portfolio, and their impact on WWW Global Internet Fund's performance. To the extent WWW Global Internet Fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

OPTIONS

         WWW Global Internet Fund may write (sell) "covered" put and call options and buy put and call options, including securities index options. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security at a fixed or determinable price upon exercise of the option. In the case of index options, exercises are settled through the payment of cash rather than the delivery of property. A call option is covered if, for example, WWW Global Internet Fund owns the underlying security covered by the call or, in the case of a call option on an index, holds securities the price changes of which are expected to substantially correlate with the movement of the index. A put option is covered if, for example, WWW Global Internet Fund segregates cash or liquid securities with a value equal to the exercise price of the put option.

         WWW Global Internet Fund may write call options on securities or securities indexes for the purpose of providing a partial hedge against a decline in the value of its portfolio securities. WWW Global Internet Fund may write put options on securities or securities indexes in order to earn additional income or (in the case of put options written on individual securities) to purchase the underlying security at a price below the current market price. If WWW Global Internet Fund writes an option which expires unexercised or is closed out by WWW Global Internet Fund at a profit, it will retain all or part of the premium received for the option, which will increase its gross income. If the price of the underlying security moves adversely to WWW Global Internet Fund's position, the option may be exercised and WWW Global Internet Fund will be required to sell or purchase the underlying security at a disadvantageous price, or, in the case of index options, deliver an amount of cash, which loss may only be partially offset by the amount of premium received.

         WWW Global Internet Fund may also purchase put or call options on securities and securities indexes in order to hedge against changes in interest rates or stock prices which may adversely affect the prices of securities that WWW Global Internet Fund wants to purchase at a later date, to hedge its existing investments against a decline in value, or to attempt to reduce the risk of missing a market or industry segment advance or decline. In the event that the expected changes in interest rates or stock prices occur, WWW Global Internet Fund may be able to offset the resulting adverse effect on WWW Global Internet Fund by exercising or selling the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by WWW Global Internet Fund upon exercise or liquidation of the option. Unless the price of the underlying security or level of the securities index changes by an amount in excess of the premium paid, the option may expire without value to WWW Global Internet Fund.

         WWW Global Internet Fund may also purchase and write options in combination with each other to adjust the risk and return characteristics of certain portfolio security positions. This technique is commonly referred to as a "collar."

         Options purchased or written by WWW Global Internet Fund may be traded on the national securities exchanges or negotiated with a dealer. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such options and the securities used as "cover" for such options, unless otherwise indicated, would be considered illiquid securities.

         In instances in which WWW Global Internet Fund has entered into agreements with primary dealers with respect to the over-the-counter options it has written, and such agreements would enable WWW Global Internet Fund to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, WWW Global Internet Fund would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the price of the option exceeds the exercise price.

         Options are subject to certain risks, including the risk of imperfect correlation between the option and WWW Global Internet Fund's other investments and the risk that there may not be a liquid secondary market for the option when WWW Global Internet Fund seeks to hedge against adverse market movements. This may cause WWW Global Internet Fund to lose the entire premium on purchased options or reduce its ability to effect closing transactions at favorable prices.

         WWW Global Internet Fund will not write options if, immediately after such sale, the aggregate value of the securities or obligations underlying the outstanding options exceeds 50% of WWW Global Internet Fund's total assets. WWW Global Internet Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for outstanding options will exceed 20% of WWW Global Internet Fund's total assets.

LENDING PORTFOLIO SECURITIES

         From time to time, WWW Global Internet Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of the value of WWW Global Internet Fund's total assets. In connection with such loans, WWW Global Internet Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. WWW Global Internet Fund can increase its income through the investment of such collateral. WWW Global Internet Fund continues to be entitled to payments in amounts equal to the interest, dividends and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. WWW Global Internet Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with WWW Global Internet Fund.

BORROWING MONEY

         As a fundamental policy, WWW Global Internet Fund is permitted to borrow to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's assets. Within such limitation, when the Manager believes that securities prices are depressed and may increase in value, WWW Global Internet Fund may borrow money from banks for the purpose of increasing the amount of its portfolio investments above 100% of WWW Global Internet Fund's net assets and may pledge portfolio securities as collateral for such borrowings. The "leverage" created by such borrowing will increase the volatility of the price of WWW Global Internet Fund's shares by magnifying losses when WWW Global Internet Fund's portfolio decreases in value and magnifying gains when the portfolio increases in value.

PREFERRED STOCK

         WWW Global Internet Fund may invest in preferred stocks of companies in the industries described in the Prospectus. The preferred stocks in which WWW Global Internet Fund may invest will be rated at least investment grade by a nationally recognized statistical rating organization at the time of purchase, but WWW Global Internet Fund may continue to hold such securities if their rating falls below investment grade after the time of purchase. Securities rated in the lowest investment grade rating may be considered to have speculative characteristics.

CONVERTIBLE SECURITIES

         WWW Global Internet Fund may invest in convertible securities of companies in the industries described in the Prospectus. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

MONEY MARKET INSTRUMENTS

         WWW Global Internet Fund may invest, in the circumstances described in the Prospectus under "Risk/Return Summary," in the following types of money market instruments.

         U.S. GOVERNMENT SECURITIES. WWW Global Internet Fund may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrower from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

         BANK OBLIGATIONS. WWW Global Internet Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of banks, savings and loan associations and other banking institutions.

         Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

         Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by WWW Global Internet Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. WWW Global Internet Fund will not invest more than 15% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

         Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

         REPURCHASE AGREEMENTS. Repurchase agreements involve the acquisition by WWW Global Internet Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase, and WWW Global Internet Fund to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by WWW Global Internet Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by WWW Global Internet Fund may be delayed or limited.

         COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by WWW Global Internet Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service Inc. ("Moody's"), A-1 by Standard & Poor's Corporation ("S&P"), F-1 by Fitch Investors Service, Inc. ("Fitch") or Duff-1 by Duff & Phelps, Inc. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by the Manager to be of comparable quality to those rated obligations which may be purchased by WWW Global Internet Fund. WWW Global Internet Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.

WARRANTS

         WWW Global Internet Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. Included in such amount, but not to exceed 2% of the value of WWW Global Internet Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

FOREIGN TAXES

         Foreign governments may withhold taxes on dividends and interest paid, while imposing taxes on other payments or gains, with respect to foreign securities. If you meet certain holding period requirements an offsetting tax credit or deduction may be available. If you do not meet these requirements, you may still be entitled to a deduction for certain foreign taxes.

         WWW Global Internet Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local income tax. Any foreign taxes WWW Global Internet Fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in WWW Global Internet Fund.

         The interest and dividends payable on certain foreign securities comprising an ADR may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to WWW Global Internet Fund and that may, ultimately, be available for distribution to WWW Global Internet Fund's shareholders.

SHORT SALES

         Short sales are transactions in which WWW Global Internet Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, WWW Global Internet Fund must borrow the security to make delivery to the buyer. WWW Global Internet Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by WWW Global Internet Fund.

         Until WWW Global Internet Fund replaces a borrowed security in connection with a short sale, WWW Global Internet Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the Staff of the Securities and Exchange Commission.

         WWW Global Internet Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which WWW Global Internet Fund replaces the borrowed security. WWW Global Internet Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest WWW Global Internet Fund may be required to pay in connection with a short sale.

         WWW Global Internet Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 20% of the value of WWW Global Internet Fund's net assets. WWW Global Internet Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of its net assets. WWW Global Internet Fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 2% of the outstanding securities of that class.

FUND POLICIES -- WWW GLOBAL INTERNET FUND

         WWW Global Internet Fund has adopted the following fundamental investment policies and restrictions. These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of WWW Global Internet Fund. As defined in the Investment Company Act of 1940 (the "Act"), the "vote of a majority of the outstanding voting securities" means the lesser of the vote of (a) 67% of the shares of WWW Global Internet Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of WWW Global Internet Fund. WWW Global Internet Fund may not:

         1. Purchase or retain any securities of an issuer if any of the officers or Trustees of WWW Global Internet Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

         2. Invest in commodities, except that WWW Global Internet Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on future contracts or indexes.

         3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but WWW Global Internet Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         4. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures or indexes shall not constitute borrowing.

         5. Make loans, except as permitted under the 1940 Act and the rules thereunder, as amended from time to time.

         6. Act as an underwriter of securities of other issuers, except to the extent WWW Global Internet Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

         8. Purchase securities on margin, but WWW Global Internet Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         9. Invest more than 25% of the value of its total assets in any one industry, except that WWW Global Internet Fund will invest at least 70% of the value of its total assets in securities of foreign companies and domestic companies that are designing, developing or manufacturing hardware or software products or services for the Internet and/or World Wide Web.

         10. Invest in the securities of a company for the purpose of exercising management or control, but WWW Global Internet Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         12. Purchase, sell or write puts, calls or combinations thereof, except as described in WWW Global Internet Fund's Prospectus or Statement of Additional Information.

         13. Engage in short sales of securities, except as described in WWW Global Internet Fund's Prospectus or Statement of Additional Information.

         14. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

         15. Purchase securities of other investment companies, except as permitted under the 1940 Act and the rules thereunder, as amended from time to time.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                             MANAGEMENT OF THE FUNDS

         The Board of Trustees provides broad supervision over the affairs of the Funds. Trustees and officers of the Trust, together with their ages and information as to their principal business occupations during the past five years, are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.

------------------------------------ ----------------------------------------------------------------

Lawrence S. York* (49)               Trustee,  Chairman  of the Board and  President  of the  Trust;
131 Prosperous Place, Suite 17       President,  Capital Advisors Group,  Inc.  (financial  planning
Lexington, Kentucky 40509            and investment advisory firm);  President,  WWW Advisors,  Inc.
                                     (investment  advisor);  Director,  Guthrie  York  &  Co.,  Inc.
                                     (financial    services);    Director,    Visual    Net,    Inc.
                                     (developmental  internet  software);   President  and  licensed
                                     sales     representative,     Interactive     Planning    Corp.
                                     (broker-dealer)   since   January 1,   1999;   licensed   sales
                                     representative,     B.D. Holdings,     Inc.     (broker-dealer)
                                     (September-December  1998);  President  (until  June  1997) and licensed sales representative  (until August 1998) of RH York &
                                     Company, Inc. (broker-dealer).
------------------------------------ ----------------------------------------------------------------

James D. Greene* (43)                Trustee,  Vice  President  and  Treasurer of the Trust;  Senior
312 Breezewood Court                 Strategy Consultant, i2 Technologies; Senior Product   Manager,
Suwanee, Georgia 30024               NCR   Corp.    (manufacturer   of   retail point-of-sale  systems)
                                     (1997 to  2000);  Executive  Senior Vice  President of WWW
                                     Advisors,  Inc.  (investment  advisor); formerly  Marketing
                                     Strategist,  Lexmark  International,  Inc. (manufacturer
                                      of  network   personal   computer   and  office electronics) (1991-1997).
------------------------------------ ----------------------------------------------------------------

Charles F. Haywood (73)              Trustee of the Trust;  National City Bank Professor of Finance,
348 Business & Economics             University  of  Kentucky;   Member,  Board  of  Directors,  The
University of Kentucky               Pittston Company.
Lexington, Kentucky 40506
------------------------------------ ----------------------------------------------------------------

Robert C. Thurmond (49)              Trustee of the  Trust;  Director,  Telecommunications  Research
Quality Communications, Inc.         Center,   University  of  Louisville,   until  1997;   Manager,
9931 Corporate Campus Drive          Knowledge Creation Group,  Quality  Communications,  Inc. since
Suite 1000                           1998.
Louisville, KY 40223
------------------------------------ ----------------------------------------------------------------

Diane Snapp* (37)                    Secretary  of the  Trust;  Secretary of WWW Advisors, Inc.
131 Prosperous Place, Suite 17       (the Manager) since 2000; Secretary  of  Interactive  Planning
Lexington, Kentucky 40509            Corp. since 1999;  Operations  Administrator,  Capital Advisors
                                     Group,  Inc.  (administrative  and accounting  services)  since
                                     1996; previously, Office Manager, Harrison Tobacco Warehouse.
------------------------------------ ----------------------------------------------------------------

         For so long as the Plan described in the section captioned "Distribution and Shareholder Servicing Plan" remains in effect, the Trust's Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Trust.

         No meetings of shareholders of the Trust will be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust's Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when required in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.



                               COMPENSATION TABLE


--------------------- ----------------- ---------------- -------------- -------------- --------------- ------------------ ----------

                                                      PENSION OR                     ESTIMATED
                                                      RETIREMENT     PENSION OR        ANNUAL      ESTIMATED ANNUAL
                                       AGGREGATE     BENEFITS THE    RETIREMENT    BENEFITS FROM     BENEFITS FROM
                      AGGREGATE       COMPENSATION    WWW INTERNET   BENEFITS WWW    WWW INTERNET      WWW GLOBAL        TOTAL
 NAME OF PERSON,    COMPENSATION       FROM WWW          FUND         INTERNET       FUND UPON       INTERNET FUND   COMPENSATION
   POSITION           FROM WWW          GLOBAL         EXPENSES     FUND EXPENSES    RETIREMENT     UPON RETIREMENT FROM THE TRUST
                    INTERNET FUND    INTERNET FUND
------------------ --------------- ---------------- -------------- -------------- --------------- ---------------------------------

Lawrence S. York,       $0               $0              $0              $0             $0               $0              $0
Trustee, Chairman
of the Board and
President
------------------ --------------- ---------------- -------------- -------------- --------------- ---------------------------------

James D. Greene,        $0               $0              $0              $0             $0               $0              $0
Trustee, Vice
President,
Secretary and
Treasurer
------------------ --------------- ---------------- -------------- -------------- --------------- ---------------------------------

Charles F. Haywood    $5,000*             $0             $0              $0             $0               $0            $5,000
Trustee
------------------ --------------- ---------------- -------------- -------------- --------------- ---------------------------------

Robert C. Thurmond    $5,000*             $0             $0              $0             $0               $0            $5,000
Trustee
------------------ --------------- ---------------- -------------- -------------- --------------- ---------------------------------


* Payments for the fiscal year ended June 30, 2000.


         The Trust does not compensate its officers. The Trust pays each Trustee who is not an officer or employee of the Manager a fee of $2,000 per quarter and reimbursement for travel and out-of-pocket expenses.

                               OWNERSHIP OF SHARES

         The only persons known by WWW Internet Fund to be holder of record or beneficially of 5% or more of the Fund as of October 17, 2000, are as follows:

                                                        PERCENTAGE
                NAME AND ADDRESS                           HELD
                ----------------                           ----

         National Investor Services Corp.*                15.28%
         55 Water Street 32nd Floor
         New York, NY 10041

* Shares held in "street name" for benefit of others.

         As of October 17, 2000, all officers and Trustees as a group beneficially owned less than 1% of the outstanding shares of WWW Internet Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS ENTITLED "WHO MANAGES THE FUND."

         Under the Management Agreement dated July 10, 1996, subject to the control of the Board of Trustees, WWW Advisors, Inc. (the "Manager"), manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. The Manager provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. The Manager pays all of the compensation of Trustees of the Trust who are employees or consultants of the Manager and of the officers and employees of the Fund.

         All expenses incurred in the operation of each Fund will be borne by such Fund, except to the extent specifically assumed by the Manager. The expenses to be borne by each Fund will include: organizational costs, taxes, interest, brokerage fees and commissions, fees of board members who are not officers, directors or employees of the Manager or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining each Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information, amounts payable under the Trust's Distribution and Shareholder Servicing Plan and any extraordinary expenses.

         The Management Agreement is subject to annual approval by (i) the Trust's Board of Trustees or (ii) vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Agreement, voted to continue the Agreement at a meeting held on August 16, 1999. The Agreement is terminable, without penalty, on 60 days' notice, by the Trust's Board of Trustees or by vote of the holders of a majority of the Trust's shares, or, on not less than 90 days' notice, by the Manager. As to the Trust, the Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         After giving effect to the management fee waiver arrangement described in the Prospectus under "Who Manages the Fund--Fee Waiver," management fees paid by WWW Internet Fund to the Manager were $1,167,370 for the fiscal year ended June 30, 2000, $31,223 for the fiscal year ended June 30, 1999, $0 for the fiscal year ended June 30, 1998 and $0 for the fiscal year ended June 30, 1997.

         The Trust is a party to a Fund Accounting Service Agreement and a Transfer Agency Agreement with American Data Services, Inc. ("ADS"). Under these agreements, ADS has agreed to provide the following services for each Fund: (a) timely calculate and transmit each Fund's daily net asset value, (b) maintain and keep current certain books and records (including shareholder accounts) of each Fund, and (c) provide each Fund and the Manager with daily portfolio valuation, net asset value calculation and other standard operational reports as requested from time to time. In consideration for these services, WWW Internet Fund has paid to ADS $145,000 for the fiscal year ended June 30, 2000, $65,000 for the fiscal year ended June 30, 1999, $36,528 for the fiscal year ended June 30, 1998 and $36,759 for the period ended June 30, 1997.

                   DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

         Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trust's Trustees have adopted such a plan (the "Plan") for each Fund. The Trust's Trustees believe that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.

         Under the Plan, each Fund pays the Manager a shareholder servicing and distribution fee at the annual rate of .50% of the average daily net assets of such Fund. Such fee will be used in its entirety by the Manager to make payments for administration, shareholder services and distributions assistance, including, but not limited to (i) compensation to securities dealers and other organizations (each, a "Service Organization" and collectively, the "Service Organizations") for providing distribution assistance with respect to assets invested in the Fund, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders, and (iii) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials to prospective investors. Under the Plan, any fees not expended during the Funds' fiscal year will be rolled over into the following fiscal year. The fees paid to the Manager under the Plan are in addition to the fees payable under the Management Agreement. The plan is a "compensation" plan; that is, the fees paid to the Manager under the Plan are payable without regard to actual expenses incurred. Each Fund understands that third parties also may charge fees to their clients who are beneficial owners of Fund shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from the Manager under the Plan.

         A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Plan provides that it may not be amended to increase materially the costs which shareholders may bear pursuant to the Plan without approval of such shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan and related agreements are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. Continuation of the Plan was approved by the Trustees, on August 16, 1999. The Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the Fund's shares. A Plan agreement is terminable, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days' written notice to the parties to such agreement or by vote of the holders of a majority of each Fund's shares. A Plan agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). During the year ended June 30, 2000, $174,601 was expended by the Manager although WWW Internet Fund paid the Manager only $393,780 pursuant to the Plan. During the fiscal year ended June 30, 1999, $60,722 (.5% of average net assets) was paid by WWW Internet Fund pursuant to the Plan. During such fiscal year, the following amounts were expended by the
Manager: $485 for advertising, $4,530 for compensation to broker-dealers, and $26 for printing and mailing prospectuses to other from current stockholders. During the fiscal year ended June 30, 1998, $15,319 was expended by the Manager although WWW Internet Fund paid the Manager only $12,228 pursuant to the Plan. During the fiscal year ended June 30, 1997, $47,474 was expended by the Manager although WWW Internet Fund paid the Manager only $6,489 pursuant to the Plan.

                      CALCULATION OF INVESTMENT PERFORMANCE

         From time to time each Fund advertises its "total return" and "average annual total return". These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows what an investment in shares of a Fund would have earned over a specified period of time (for example, one and five year periods or since inception) assuming that all distributions and dividends paid by a Fund were reinvested on the reinvestment dates during the period. The "average annual total return" is the annual rate required for the initial payment to grow to the amount which would be received at the end of the specified period; i.e., the average annual compound rate of return. Total return and average annual total return may be presented without the effect of the redemption fee.

         The Funds' "average annual total return" figures described in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                           P(1+T)n=ERV

         Where:   P = a hypothetical initial payment of $1,000.
                           T = average annual total return.
                           n = number of years.
                      ERV    = Ending Redeemable Value of a hypothetical
                               $1,000 investment made at the beginning of a 1, 5, or 10-year period at the end of a 1, 5, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

         Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance calculation should not be considered representative of each Fund's performance for any specified period in the future. In addition, because the performance fluctuates, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

         The table below provides investment results for WWW Internet Fund for one year and since inception. The results shown represent "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. The tables do not make any allowance for federal, state or local income taxes, which shareholders must pay on a current basis.

              Average Annual Return for WWW Internet Fund

              ===========================================

              FISCAL PERIODS ENDED JUNE 30, 2000
              -------------------------------------------
              -------------------------------------------

              1 Year                63.56%
              -------------------------------------------

              Since Inception       46.87%
              ===========================================


The results should not be considered a representation of the total return from an investment made in WWW Internet Fund today. This information is provided to help investors better understand the Funds and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.


                                      TAXES

         NET INVESTMENT INCOME. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of such Fund, constitutes the net investment income of such Fund from which dividends may be paid to you. Any distributions by such Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

         CAPITAL GAINS. Each Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as a long-term capital gain, regardless of how long you have held your shares in such Fund. Net capital gains realized by each Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on such Fund.

         EFFECT OF FOREIGN INVESTMENTS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized by such Fund on the sale of debt securities are generally treated as ordinary losses by such Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the ordinary income of such Fund otherwise available for distribution to you. This treatment could increase or decrease the ordinary income distributions from such Fund to you and may cause some or all of the previously distributed income of such Fund to be classified as a return of capital.

         Each Fund will be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of such Fund at the end of a fiscal year are invested in securities of foreign corporations, such Fund then may elect to pass through to you your pro-rata share of foreign taxes paid by such Fund. If this election is made, the year-end statement you receive from such Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. Each Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

         INFORMATION ON THE TAX CHARACTER OF DISTRIBUTION. Each Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, such Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

         EXCISE TAX DISTRIBUTION REQUIREMENTS. To avoid federal excise taxes, the Internal Revenue Code requires each Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the 12-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

         REDEMPTION OF FUND SHARES. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

         Beginning after the year 2000, certain shareholders may be subject to a reduced rate of tax on gains from each Fund's sale of securities held for more than five years. Other shareholders will not benefit from a reduced rate until after the year 2005.

         Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributed to you by each Fund on those shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through re-investment of dividends or otherwise) within thirty days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

                             PORTFOLIO TRANSACTIONS

         The Management Agreement recognizes that in the purchase and sale of portfolio securities the Manager will seek the most favorable price and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager for their use, as well as to the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis and reports concerning issuers, industries and securities deemed by the Manager to be beneficial to each Fund. In addition, the Manager is authorized to place orders with brokers who provide supplemental investment and market research and statistical and economic analysis although the use of such brokers may result in a higher brokerage charge to each Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to the Manager in connection with its services to clients other than the Funds.

         In over-the-counter markets, each Fund deals with primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

         Consistent with these considerations, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Funds.

         During the fiscal years ended June 30, 2000, 1999, 1998 and 1997, WWW Internet Fund paid brokerage commissions in the aggregate amounts of $245,738, $5,704, $2,103 and $4,354, respectively. Of these amounts, (1) $0, $22, $1,833 and $4,287, respectively, was paid to R.H. York & Company, Inc. (2) $9,035, $4,511, $0 and $0, respectively, was paid to Interactive Planning Corp and (3) $0, $1,231, $0 and $0, respectively, was paid to B.D. Holdings, Inc. Lawrence S. York, Chairman of each Fund, has been President and licenses sales representative of Interactive Planning Corp. since January 1, 1999, was President (until June 1997) and licensed sales representative (until August
1998) of R.H. York & Company, Inc. and was a licensed sales representative at B
D. Holdings, Inc. from September through December, 1998. During the fiscal year ended June 30, 2000, 1999, 1998 and 1997 the percentage of WWW Internet Fund's aggregate brokerage commissions paid to R.H. York & Company, Inc., Interactive Planning Corp. and B.D. Holdings, Inc. was 3.68%, .38%, 78% and 21%, respectively, and the percentage of WWW Internet Fund's aggregate dollar amount of transactions involving payment of commissions effected through R.H. York & Company, Inc., Interactive Planning Corp. and B.D. Holdings, Inc. was 0%, .64%, 77% and 22%, respectively.

                                    VALUATION

         THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS ENTITLED "HOW TO BUY SHARES."

         Portfolio securities, including covered call options written by each Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Fund's shares.

         Restricted securities, as well as securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

                                 CODE OF ETHICS

         Both the Trust, the Manager and Capital Advisors Group, Inc. ("Capital Advisors") its affiliate company, have adopted a Code of Ethics (the "Code") that governs the conduct of employees of the Fund, the Manager and Capital Advisors who may have access to information about the Fund's securities transactions. The Code recognizes that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of their own interests. Under the Code, Board members, officers of the Trust, Capital Advisors, the Manager and employees of the Manager are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds. Violations of the Code are subject to review by the Trustees and could result in severe penalties.

                       ADVERTISING THE FUNDS' PERFORMANCE

         From time to time each Fund advertises its "total return" and "average annual total return". These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows what an investment in shares of a Fund would have earned over a specified period of time (for example, one and five year periods or since inception) assuming that all distributions and dividends paid by a Fund were reinvested on the reinvestment dates during the period. The "average annual total return" is the annual rate required for the initial payment to grow to the amount which would be received at the end of the specified period; i.e., the average annual compound rate of return. Total return and average annual total return may be presented without the effect of the redemption fee.

         From time to time, reference may be made in advertising or promotional material to performance information, including mutual fund rankings, prepared by Morningstar, Inc., Lipper Analytical Service, Inc., The Wall Street Journal and other independent reporting services which monitor the performance of mutual funds. In calculating the total return of a Fund's shares, these analyses generally assume investment of all dividends and distributions paid. A Fund may also refer in advertisements or in other promotional material to articles, comments listings and columns in the financial press pertaining to such Fund's performance. In addition, the Manager may make comments from time to time regarding the economic conditions of markets which may influence the Fund's performance.

         FOR THE YEAR ENDED JUNE 30, 1999, WWW INTERNET FUND HAD A TOTAL RETURN OF 63.56%. FOR THE LIFE OF WWW INTERNET FUND (AUGUST 1, 1996 THROUGH JUNE 30,
1999), WWW INTERNET FUND HAS HAD AN AVERAGE ANNUAL TOTAL RETURN OF 46.87%.


                               GENERAL INFORMATION

         Each Fund is an open-end diversified portfolio of the Trust.

         The Trust's Board has authority to create additional portfolios of shares without shareholder approval. All consideration received by the Trust for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Trust) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio are treated separately from those of the other portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters, Trust shareholders vote together as a group; as to others, they vote separately by portfolio. Shares of WWW Internet Fund and WWW Global Internet Fund are being offered through the Prospectus.

         The Funds' Declaration of Trust authorizes the Board of Trustees, to among other things:

         (i)    Invest and reinvest cash and to hold cash uninvested;

         (ii) Vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

         (iii) Hold any security or property in a form not indicating any trust whether in bearer, unregistered or other negotiable form or in the name of the Trust or a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

         (iv) Join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper; and

         (v) Subject to certain provisions of the Funds' Declaration of Trust to allocate assets, liabilities, income and expenses of the Trust to a particular series of shares or to apportion the same among two or more series, provided that any liabilities or expenses incurred by a particular series of shares shall be payable solely out of the assets of that series; and to the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any classes of shares, to allocate assets, liabilities, income and expenses of a series to a particular class of shares of that series or to apportion the same among two or more classes of shares of that series.

WWW INTERNET FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000


ASSETS
Investments in securities, at value (cost $85,506,306)            $ 102,837,073
Receivable for fund shares sold                                          39,468
Receivable for securities sold                                        5,242,637
Dividends and interest receivable                                        17,472
Prepaid expenses and other assets                                        16,374
                                                                  -------------

Total assets                                                        108,153,024

LIABILITIES
Payable to custodian bank                                             4,671,176
Payables for fund shares redeemed                                        74,420
Payables for securities purchased                                       964,650
Accrued fees payable to investment advisor                               87,477
Other accrued expenses                                                  129,687
                                                                  -------------

Total liabilities                                                     5,927,410
                                                                  -------------

NET ASSETS                                                        $ 102,225,614
                                                                  =============

NET ASSETS CONSIST OF
Capital shares                                                    $  78,393,580
Accumulated net investment loss                                      (1,897,184)
Accumulated net realized gains from investment transactions           8,398,451
Net unrealized appreciation on investments                           17,330,767
                                                                  -------------

NET ASSETS                                                        $ 102,225,614
                                                                  =============

Net asset value, offering price and redemption price per share    $       36.63
                                                                  =============

Fund shares outstanding                                               2,790,716
                                                                  =============



                 See accompanying Notes To Financial Statements

WWW TRUST
WWW INTERNET FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
JUNE 30, 2000

COMMON STOCKS:  100.06%
                                                         SHARES          VALUE
                                                         ------          -----
APPLICATION/CRM & XML - SOFTWARE: 7.10%
Art Technology Group*                                    43,000      $ 4,340,312
Bluestone Software*                                       8,000          205,500
E. Piphany Inc.*                                          5,000          535,938
Microsoft Corp.*                                         16,000        1,280,000
Prime Response Inc.*                                     50,000          343,750
Quest Software Inc.*                                     10,000          553,750
                                                                     -----------
                                                                       7,259,250
BROADCAST & INFORMATION RESOURCES: 3.20%
ACTV Inc.*                                               30,000          448,125
Charter Communications Corp.*                            52,000          854,750
Gemstar International Group*                             32,000        1,966,500
                                                                     -----------
                                                                       3,269,375
COMMUNICATION & NETWORKING EQUIPMENT: 12.74%
3Com Corp.*                                              10,000          576,250
Accelerated Networks Inc.*                               11,000          464,062
Advanced Fibre Communications*                           15,000          679,687
Airnet Communications Corp.*                             30,000          783,750
Efficient Networks Inc.*                                 10,000          735,625
Extreme Networks Inc.*                                   20,000        2,110,000
Nortel Networks Corp.                                    25,000        1,706,250
Redback Networks Inc.*                                   30,000        5,373,750
Virata Corp.*                                            10,000          596,250
                                                                     -----------
                                                                      13,025,624
ECOMMERCE/EBUSINESS SOFTWARE: 11.26%
Ariba, Inc.*                                             30,000        2,941,406
BEA Systems Inc.*                                        15,000          741,562
BroadVision Inc.*                                        50,000        2,540,625
Commerce One, Inc.*                                      25,000        1,134,766
Free Markets Inc.*                                       11,000          521,813
12 Technologies Inc.*                                    15,000        1,563,984
Owens Direct LLC(1)                                         750           75,000
Tibco Software Inc.*                                      6,500          697,023
Vignette Corp.*                                          25,000        1,300,391
                                                                     -----------
                                                                      11,516,570







                 See accompanying Notes To Financial Statements

WWW TRUST
WWW INTERNET FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
JUNE 30, 2000

                                                        SHARES         VALUE
                                                        ------         -----
ELECTRONIC MEASURING SOFTWARE & EQUIPMENT: 3.53%
Agilent Technologies Inc.*                               42,000      $ 3,097,500
Applied Digital Solutions Inc.*                         150,060          506,452
                                                                     -----------
                                                                       3,603,952
FIBRE OPTIC COMPONENTS & SUB SYSTEMS: 10.08%
Bookham Technology*                                      20,000        1,185,000
Corning Inc.                                             20,000        5,397,500
Ditech Communication Corp.*                               7,000          661,937
Finisar Corp.*                                           92,000        2,409,250
Standford Microdevices Inc.*                             15,000          651,562
                                                                     -----------
                                                                      10,305,249

FINANCIAL SERVICES/BANKING & BROKERAGES:3.46%
Chase Manhattan Corp.                                    21,000          967,313
Checkfree Holdings Corp.*                                 3,000          154,688
Intuit Inc.*                                             45,000        1,861,875
Wit Soundview Group Inc.*                                51,500          552,820
                                                                     -----------
                                                                       3,536,696
FIREWALL & INTERNET SECURITY: 10.76%
Check Point Software Technologies Ltd.*                  15,000        3,176,250
Entrust Technologies Inc.*                               60,000        4,965,000
ISS Group Inc.*                                          29,000        2,863,297
                                                                     -----------
                                                                      11,004,547
INTERNET CONTENT & HOSTING PROVIDERS: 9.03%
Akamai Technologies*                                      2,800          332,456
America Online Inc.*                                     20,000        1,055,000
Digital Island Inc.*                                     20,500          996,813
Exodus Communications Inc.*                              40,000        1,842,500
F5 Networks*                                             11,000          600,188
Hongkong.Com Corp.*                                     250,000           33,034
iHigh.com Inc.*(1)                                        3,280        1,000,400
Infospace.com Inc.*                                      30,000        1,657,500
Pacific Century*                                        400,000          788,000
VerticalNet Inc.*                                        25,000          923,438
                                                                     -----------
                                                                       9,229,329




                 See accompanying Notes To Financial Statements

WWW TRUST
WWW INTERNET FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
JUNE 30, 2000


                                                     SHARES             VALUE
                                                     ------             -----
NETWORK PRINTERS: 0.53%
Lexmark International Group*                            8,000        $   538,000

VENTURE CAPITAL:2.05%
Internet Capital Group Inc.*                           14,000            518,219
London Pacific Group Ltd, ADR                          92,000          1,196,000
Safeguard Scientific Inc.*                             12,000            384,750
                                                                     -----------
                                                                       2,098,969
SEMICONDUCTORS: 12.68%
Applied Micro Circuits Corp.*                           5,000            493,750
Celeritek Inc.*                                        14,000            571,375
Intersil Holding Corp.*                                70,000          3,784,375
Motorola Inc.                                          33,000            959,063
Numerical Technologies Inc.*                           11,000            534,875
PLX Technology Inc.*                                   51,000          2,116,500
PMC_Sierra Inc.*                                       11,000          1,954,562
Triquint Semiconductor Inc.*                            8,000            765,500
Texas Instruments Inc.                                 26,000          1,785,875
                                                                     -----------
                                                                      12,965,875
STORAGE AREA NETWORKS: 3.64%
Brocade Communications System*                         10,000          1,834,844
Crossroads Systems Inc.*                               30,000            757,500
Veritas Software*                                      10,000          1,130,156
                                                                     -----------
                                                                       3,722,500
INTERNET TRAINING: 0.02%
Prosoft Training.com*                                     931             15,652

PIPELINES: 1.26%
Enron Corp.                                            20,000          1,290,000



                 See accompanying Notes To Financial Statements

WWW TRUST
WWW INTERNET FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
JUNE 30, 2000


                                                                  SHARES         VALUE
                                                                  ------         -----
VOICE/TELCO & WIRELESS SERVICES: 8.72%
360Networks Inc.*                                                  35,000    $     533,750
Ericsson Telecommunication ADR                                     72,000        1,440,000
Internap Network Services*                                         25,000        1,037,891
Nokia Oyji-Spons ADR                                               56,000        2,796,500
Nextel Communication Inc.*                                         12,000          734,250
Research in Motion*                                                12,000          543,000
Sonera Corp.                                                       39,000        1,794,000
USA Talks.com Inc.*(1)                                            320,000           30,000
                                                                             -------------
                                                                                 8,909,391
                                                                             -------------
         TOTAL COMMON STOCK (COST: $  84,817,240)                              102,290,979

PREFERRED STOCKS:                                                                     0.51%

Ntown Inc.*(1) (Cost $525,000)                                    275,000          525,000

LONG OPTIONS:                                                                         0.02%

Microsoft & Inc. call January 2001 at 120 (Cost $164,066)             150           21,094
                                                                             -------------

TOTAL INVESTMENTS IN SECURITIES 100.59%                                        102,837,073
(Cost $85,506,306)

Liabilities in Excess of Other Assets 0.59%                                       (611,459)
                                                                             -------------
NET ASSETS 100%                                                              $ 102,225,614
                                                                             =============

*Non-dividend paying securities.
(1)Restricted/illiquid securities.



                 See accompanying Notes To Financial Statements

WWW TRUST
WWW INTERNET FUND
STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2000



INVESTMENT INCOME

Dividends                                                          $    110,049
Interest                                                                190,506
                                                                   ------------
Total Investment Income                                                 300,555

EXPENSES

Investment advisory fees                                              1,184,737
Administration fees                                                     145,000
Custodian fees                                                           17,000
Professional fees                                                        43,500
Distribution fees                                                       393,780
Registration fees                                                        51,000
Trustee fees                                                             14,000
Service fees                                                             89,932
Printing and other                                                       43,350
                                                                   ------------
     Total expenses                                                   1,982,299
     Less expense reimbursement                                         (17,367)
                                                                   ------------
Net expenses                                                          1,964,932
                                                                   ------------
NET INVESTMENT LOSS                                                  (1,664,377)
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS

Net realized gain from investment transactions                        9,115,285
Net change in unrealized appreciation of investments                 11,330,526
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS                                                     20,445,811
                                                                   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 18,781,434
                                                                   ============



                 See accompanying Notes To Financial Statements

WWW TRUST
WWW INTERNET FUND
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED JUNE 30, 2000 AND 1999


                                                               2000            1999
                                                               ----            ----
OPERATIONS

  Net investment loss                                    $  (1,664,377)   $    (232,807)
  Net realized gain from investment transactions             9,115,285           29,950
  Net change in unrealized appreciation of  investments     11,330,526        5,941,215
                                                         -------------    -------------
  Net increase in net assets from operations                18,781,434        5,738,358

DISTRIBUTIONS TO SHAREHOLDERS

  from net capital gains on investments                       (745,301)        (112,653)

CAPITAL SHARE TRANSACTIONS

  Net increase from capital share transactions              50,871,194       25,064,257
                                                         -------------    -------------
NET INCREASE IN NET ASSETS                                  68,907,327       30,689,962
NET ASSETS
Beginning of year                                           33,318,287        2,628,325
                                                         -------------    -------------
End of year                                              $ 102,225,614    $  33,318,287
                                                         =============    =============

UNDISTRIBUTED NET INVESTMENT LOSS
AT END OF YEAR                                           $  (1,897,184)   $    (232,807)
                                                         =============    =============










                 See accompanying Notes To Financial Statements

WWW TRUST
WWW INTERNET FUND
FINANCIAL HIGHLIGHTS
(For a fund share outstanding throughout the years ended June 30, 2000, 1999 and 1998 and for the period from inception (August 1, 1996) through June 30, 1997)


                                                          2000         1999           1998           1997
                                                          ----         ----           ----           ----

Net asset value, beginning of period                   $  22.64     $    10.95     $   10.99     $   10.00

Income from investment operations
  Net investment loss                                     (0.52)         (0.37)        (0.21)        (0.16)
  Net realized and unrealized gain on investments         14.91          12.39          1.70          1.36
                                                       --------     ----------     ---------     ---------
Total from investment operations                          14.39          12.02          1.49          1.20
                                                       --------     ----------     ---------     ---------

Less distributions from realized gains from
  security transactions                                   (0.40)         (0.33)        (1.53)        (0.21)
                                                       --------     ----------     ---------     ---------

Net asset value, end of period                         $  36.63     $    22.64     $   10.95     $   10.99
                                                       ========     ==========     =========     =========

Total return**                                            63.56%        112.01%        15.96%        13.08%
                                                       ========     ==========     =========     =========

Ratios/supplemental data
Net assets end of period (in thousands)                $102,226     $   33,318     $   2,628     $   1,472
Ratio of expenses to average net assets before
  expense reimbursement                                    2.51%          3.65%         5.10%         7.23%*
Ratio of expenses to average net assets after
  expense reimbursement                                    2.49%          2.50%         2.50%         2.50%*
Ratio of net investment (loss) to average net
  Assets                                                  (2.13%)        (3.07%)       (4.47%)       (1.62%)*
Ratio of net investment (loss) to average net
  assets net of reimbursement                             (2.11%)        (1.90%)       (1.89%)       (0.62%)*

Portfolio turnover rate                                  229.28%         48.03%        70.52%       109.52%


*  Annualized
**Based on net asset value per share


                 See accompanying Notes To Financial Statements

WWW TRUST
WWW INTERNET FUND
NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

     The WWW Trust (comprising the WWW Internet Fund) (the "Fund") was organized as an Ohio business trust, on April 23, 1996, and commenced operations on August 1, 1996. The Trust is registered under the Investment Company Act of 1940 (1940 Act), as amended, as a diversified, open end management investment company. The Trust is authorized to issue an indefinite number of shares of beneficial interest, par value $.001 per share. The Trust was formed to achieve the investment objective of long term growth through capital appreciation by investing primarily in equity securities of companies that are designing, developing or manufacturing hardware or software products or services for the Internet and/or World Wide Web.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITIES VALUATIONS - Portfolio securities, including covered call options if written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

     FEDERAL INCOME TAXES - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

     DIVIDENDS AND DISTRIBUTIONS - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

     SHARE VALUATION - The net asset value per share is calculated daily by dividing the total value of the Fund's investments and other assets, less liabilities, by the total number of shares outstanding. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund's shares.

     INVESTMENTS - The fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

2.   INVESTMENT ADVISORY AGREEMENT

     The Board of Trustees provides broad supervision over the affairs of the Fund. Pursuant to a Management Agreement between the Fund and WWW Advisors, Inc. (the "Manager") and subject to the authority of the Board of Trustees, the Manager manages the investments of the Fund and is responsible for the overall management of the business affairs of the Fund.

     Under the terms of the Management Agreement, the Fund has agreed to pay the manager a base monthly management fee at the annual rate of 1.00% of the Fund's average daily net assets (the "Base Fee") which will be adjusted monthly (the "Monthly Performance Adjustment") depending on the extent by which the investment performance of the Fund, after expenses, exceeded or was exceeded by the percentage change of the S&P 500 Index. Under terms of the Management Agreement, the monthly performance adjustment may increase or decrease the total management fee payable to the manager (the "Total Management Fee") by up to .50% per year of the value of the Fund's average daily net assets.

     All expenses incurred in the operation of the Fund will be borne by the Fund, except to the extent it is specifically assumed by the manager. The expenses to be borne by the Fund will include: organizational costs, taxes, interest, brokerage fees and commissions, fees of board members who are not officers, directors or employees of the Manager or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, insurance premiums, industry association fees, outside auditing and legal expenses, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information, amounts payable under the Fund's Distribution and Shareholder Servicing Plan (the "Plan") and any extraordinary expenses.

     The Manager has undertaken, until such time as it gives investors 60 days' notice to the contrary, to waive its Management Fee in the amount, if any, by which the total expenses of the Fund for any fiscal year exceed 2.50% of average annual net assets of the Fund, except that the amount of such fee waiver shall not normally exceed the amount of fees received by the Manager under the Management Agreement for such fiscal year. The fee waiver, if any, will be on a monthly basis, subject to year-end adjustment. Interest expenses, taxes, brokerage fees and commissions, and extraordinary expenses are not included as expenses for these purposes. For the year ended June 30, 2000, the Manager has reimbursed all expenses in excess of 2.49%.

3.   DISTRIBUTION AGREEMENT

     Under a plan adopted by the Fund's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Fund pays the Manager a shareholder servicing and distribution fee at the annual rate of .50% of the average daily net assets of the Fund. Such fee will be used in its entirety by the Manager to make payments for administration, shareholder services and distribution assistance, including, but not limiting to (1) compensation to securities dealers and other organizations (each, a "Service Organization" and collectively, the "Service Organizations"), for providing distribution assistance with respect to assets invested in the Fund, (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders, and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials to prospective investors. The fees paid to the Manager under the Plan are in addition to the fees payable under the Management Agreement and are payable without regard to actual expenses incurred. The Fund understands that third parties also may charge fees to their clients who are beneficial owners of Fund shares in connection with their client accounts. These fees would be in addition to any amounts that may be received by them from the Manager under the Plan. For the year ended June 30, 2000, the amount paid or accrued for such expenses was $393,780.

4.   CAPITAL SHARE TRANSACTIONS

     As of June 30, 2000 there was an unlimited number of $.001 par value shares of capital shares authorized for the Fund. Capital share transactions for 2000 and 1999 were as follows:

                                             2000                              1999
                                ------------------------------     ----------------------------
                                     SHARES            AMOUNT          SHARES         AMOUNT

Shares sold                       2,760,813     $ 104,000,465       1,920,436      $ 38,668,211
Shares issued by
 reinvestment of dividends           21,577           709,683           7,579            98,532
Shares redeemed
  (net of redemption fees)      (1,463,204)      (53,838,954)       (696,500)      (13,702,486)
                                ----------     -------------      ----------       -----------
Net increase                     1,319,186     $  50,871,194       1,231,515       $25,064,257
                                ==========     =============       =========       ===========

5.   INVESTMENTS

     For the year ended June 30, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $224,061,871 and $172,861,639 respectively. The gross unrealized appreciation for all securities totaled $25,752,401 and the gross unrealized depreciation for all securities totaled $8,421,634 for a net unrealized appreciation of $17,330,767. The aggregate cost of securities for federal income tax purposes at June 30, 2000 was $85,506,306.

6.   RELATED PARTY TRANSACTIONS

     Certain owners of WWW Advisors, Inc. are also Owners and/or Trustees of the Fund. These individuals may receive benefits from any Management fee paid to the Advisor.

7.   DISTRIBUTIONS

     For the year ended June 30, 2000, Distributions of $0.16 aggregating $299,451 and $0.24 aggregating $445,850 were made from Short Term Capital Gains and Long Term Capital Gains respectively.

8.       RESTRICTED AND OTHER ILLIQUID SECURITIES

     Investments in restricted securities and investments where market quotations are not available, are valued at fair value as determined in good faith by the Board of Trustees, or a committee composed of members of the Board of Trustees of the Fund.

     The Fund may acquire portfolio securities called restricted securities, which can be sold only pursuant to an effective registration statement under the Securities Act of 1933 or an exemption from such registration. In addition, other securities held by the Fund may be illiquid which means they cannot be sold or disposed of in the ordinary course of business at approximately the quoted market value of such securities, or in the absence of such quoted market value, the price at which the Fund has valued such securities. The Fund will not invest in restricted and other illiquid securities if, as a result of such investment, the value of the Fund's illiquid assets would exceed 15% of the value of the Fund's net assets. During 1999, the Board of Trustees further limited such investments to 5% of the value of the Fund's net assets.

     Restricted securities eligible for resale under Rule 144A under the Securities Act of 1933 that have been determined to be liquid by the Fund's Board of Trustees based upon trading markets for the securities and any other restricted securities that become registered under the Securities Act of 1933 or that may be otherwise freely sold without registration thereunder are not subject to the foregoing limitation, unless they are otherwise illiquid.

     The Fund normally will be able to purchase restricted securities at a substantial discount from the market value of similar unrestricted securities, but there are certain risks which the Fund will necessarily assume in acquiring restricted securities. The principal risk is that the Fund may have difficulty in disposing of such securities without registration under the Securities Act of 1933, and the Fund will have to bear the risk of market conditions prior to such registration. In the absence of an agreement obtained at the time of purchase of such securities, there can be no assurance that the issuer will register the restricted securities. Furthermore, if the Fund disposes of restricted securities without registration, it may be necessary to sell such shares at a discount similar to or greater than that at which the Fund purchased the shares.

INDEPENDENT AUDITORS REPORT

TO THE SHAREHOLDERS AND
BOARD OF TRUSTEES
WWW TRUST

We have audited the accompanying statement of assets and liabilities of the WWW Trust, an Ohio business trust, (comprising the WWW Internet Fund) including the schedule of investments in securities, as of June 30, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from inception (August 1, 1996) through June 30, 1997 were audited by other auditors whose report dated July 22, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the WWW Trust as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.



BERGE & COMPANY LTD
CINCINNATI, OHIO
AUGUST 7, 2000

                            PART C. OTHER INFORMATION

Item 23. Exhibits

     (1)  Amended and Restated Declaration of Trust.*

     (2)  By-laws.*

     (5)  Management Agreement between Registrant and WWW Advisors, Inc.*

     (5b) Amendment to Management Agreement between Registrant and WWW Advisors, Inc.

     (8)  Custody Agreement.*

     (9a) Transfer Agency and Service Agreement.*

     (9b) Fund Accounting Service Agreement.*

     (9c) Administrative Service Agreement.*

     (10) Opinion and Consent of Counsel.

     (11) Consent of Independent Auditors.

     (13) Purchase Agreement for Initial Capital between Registrant and WWW Advisors, Inc.*

     (15) Distribution and Shareholder Servicing Plan.*

     (15b) Amended Distribution and Shareholder Servicing Plan.

     (15f) Code of Ethics.

     (27) Financial Data Schedule meeting the requirements of Rule 483 under the Securities Act of 1933.

     *    Previously filed.

Item 24.  Persons Controlled by or Under Common Control with Registrant

     -    None.

Item 25.  Indemnification

         Reference is made to Article VIII of the Registrant's Amended and Restated Declaration of Trust filed as Exhibit 1. The application of these provisions is limited by Article 10 of the Registrant's By-laws filed as Exhibit 2 and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suite or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

         Reference is made to the section in the Prospectus entitled "Management Services".

Item 27.  Principal Underwriters

         The Registrant does not have a principal underwriter.

Item 28.  Location of Accounts and Records

         1.       WWW Advisors, Inc.
                  Suite 17
                  131 Prosperous Place
                  Lexington, Kentucky 40509

         2.       Firstar Bank, N.A.
                  425 Walnut Street
                  Cincinnati, Ohio 45201-1118

         3.       American Data Services, Inc.
                  150 Motor Parkway, Suite 109
                  Hauppauge, New York 11788

         4.       American Data Services, Inc.
                  World Trade Center
                  1675 Broadway
                  Suite 2050
                  Denver, Colorado 80202

Item 29.  Management Services

         Not Applicable.

Item 30 Undertakings - The Registrant undertakes (1) to furnish a copy of the Registrant's latest annual report, upon request and without charge, to every person to whom a Prospectus is delivered, (2) to file a post-effective amendment, using reasonably current financial statements which need not be certified, within four to six months from the effective date of the Registrant's Registration Statement under the Securities Act of 1933, and (3) to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of
         Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lexington, State of Kentucky, on the 28 day of October, 2000.

                                           WWW Trust


                                       By: /S/ LAWRENCE S. YORK
                                           -----------------------------------
                                           Lawrence S. York
                                           Chairman of the Board and President

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Act of 1940, this Amendment to Registration Statement has been signed below by the following persons in the capacities indicated on October 28, 2000.

SIGNATURE                          TITLE


/S/ LAWRENCE S. YORK               Chairman of  the Board (Principal executive
---------------------------        officer, financial officer and accounting
Lawrence S. York                   officer) and Trustee


/S/ JAMES D. GREENE                Trustee, Vice President and Treasurer
---------------------------
James D. Greene


/S/ CHARLES F. HAYWOOD             Trustee
---------------------------
Charles F. Haywood


/S/ ROBERT C. THURMOND             Trustee
---------------------------
Robert C. Thurmond

                                  EXHIBIT INDEX

EXHIBIT
NUMBER   EXHIBIT

1        Amended and Restated Declaration of Trust*

2        By-laws*

5        Management Agreement between Registrant and WWW Advisors, Inc.*

5b       Amendment to Management Agreement between Registrant and WWW Advisors,
         Inc.

8        Custody Agreement *

9a       Transfer Agency and Service Agreement*

9b       Fund Accounting Service Agreement*

9c       Administrative Service Agreement*

10       Opinion and Consent of Counsel*

11       Consent of Independent Auditors

13 Purchase Agreement for Initial Capital between Registrant and WWW Advisors, Inc.*

15       Distribution and Shareholder Servicing Plan*

15b      Amendment to Distribution and Shareholder Servicing Plan

15f      Code of Ethics

27 Financial Data Schedule meeting the requirements of Rule 483 under the Securities Act of 1933

* Previously filed